Exhibit 10.1

FIRST AMENDMENT TO TRANSACTION SUPPORT AGREEMENT

This First Amendment, dated as of November 28, 2022 (this “Amendment”), to that certain Transaction Support Agreement, dated as of October 20, 2022 (the “Transaction Support Agreement”), is by and among (i) Diebold Nixdorf, Incorporated, an Ohio corporation (the “Company”), and the other guarantors under the Existing Documents as set forth in the signature page to the Transaction Support Agreement (each such party listed in this clause (i), a “Company Party” and, such parties collectively, the “Company Parties”) and (ii) each undersigned Consenting Party that has executed and delivered counterpart signature pages to this Amendment. Each Company Party and each undersigned Consenting Party is referred to herein individually as a “Party”, and collectively as the “Parties.” Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the respective meanings attributed to such terms in the Transaction Support Agreement.

RECITALS

WHEREAS, the Company Parties and the Consenting Parties are parties to that certain Transaction Support Agreement;

WHEREAS, the Company Parties and certain Consenting Parties have engaged in arm’s length, good faith negotiations and reached an agreement regarding certain modifications to the Transaction Support Agreement, as reflected in this Amendment; and

WHEREAS, the Parties wish to amend the Transaction Support Agreement pursuant to the terms hereof and to take such actions as may be necessary to give effect to this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AMENDMENT

1.    Amendment. Effective as of the Amendment Effective Date (as defined below), the Transaction Support Agreement is hereby amended as follows:

(a)    Section 1 of the Transaction Support Agreement is hereby amended to amend and restate the definition of “Commencement Date” in its entirety as follows:

“Commencement Date” means November 28, 2022 or such later date acceptable to the Company and the Majority Consenting Parties.

(b)    The language of Section 4(f) of the Transaction Support Agreement is hereby amended (with deletions marked in strikethrough text and additions marked in bold underlined text):

on or prior to the Commencement Date, distribute the documents for the 2024 Consent Solicitation and Exchange Offer to eligible~~the~~ holders of the 2024 Notes and, on the Closing Date, (x) issue, in exchange for the tendered 2024 Notes, units representing the New 2L Notes and the Warrants (as defined in the Term Sheet), and to cancel such tendered 2024 Notes, and (y) enter into the 2024 Supplemental Indenture, in each case in accordance with the provisions of this Agreement, the 2024 Offering Memorandum and applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations of the SEC thereunder;

(c)    The language of Section 4(l)(iii) of the Transaction Support Agreement is hereby amended (with deletions marked in strikethrough text and additions marked in bold underlined text):

issue, deliver or sell, or authorize the issuance, delivery or sale of, any Company Party securities, repurchase, redeem or retire any Company Party securities (except pursuant to the Transactions) or amend any term of any Company Party security (in each case, whether by merger, consolidation or otherwise);

(d)    The language of Section 6(g) of the Transaction Support Agreement is hereby amended (with deletions marked in strikethrough text and additions marked in bold underlined text):

Subject to the terms and conditions of this Agreement, as consideration for the agreements of the Structuring Parties to structure the Superpriority Facility and the Transactions, the Company shall pay a structuring premium (the “Structuring Premium”) to the Structuring Parties. The Structuring Premium shall be (i) payable in cash (or, if applicable, as provided in Section 7(g)(ii)) in an aggregate amount equal to $8,981,261.10 (the “Structuring Premium Amount”), (ii) fully earned on the Agreement Effective Date and due and payable by the Company to the Structuring Parties on the Closing Date (or, if applicable, as provided in Section 7(g)(ii)), and (iii) allocated to the Structuring Parties pro rata in accordance with their holdings of Specified Debt held by all Structuring Parties on the Agreement Effective Date (reflecting any Open Trade as of such time, but excluding any Exempt Notes), as set forth opposite such Structuring Party’s name on Exhibit C, as applicable hereto. The Structuring Parties shall use the proceeds from the Structuring Premium in full (except as otherwise and to the extent permitted under subclause (x) of the proviso to this Section 6(g) and provided that the Structuring Parties shall not be required to use any amounts in excess of the proceeds from the Structuring Premium, after accounting for the top-up amount described under subclause (y) of the proviso to this Section 6(g)) to purchase from the Company, and the Company shall use commercially reasonable efforts to issue pursuant to a private placement, up to 4.00% in the aggregate of the shares of common stock of the Company pursuant to an equity purchase agreement to be entered into by such Structuring Parties and the Company on the Closing Date, which purchase of shares of common stock shall close no later than three (3) Business Days thereafter, it being agreed that the Company shall use commercially reasonable efforts to file a resale registration statement with the SEC as soon as practicable after the date the equity purchase agreement relating to such sales is entered into, but in no event later than five (5) Business Days after the Closing Date, and thereafter use commercially reasonable efforts to effect such registration as soon as practicable (but in no event prior to the date the Company files a Current Report on Form 8-K under Item 2.02 reporting its fiscal 2022 results), in each case, subject to applicable securities laws; provided that (x) if the Structuring Premium Amount exceeds 4.00% of the Company’s Market Capitalization, then the Structuring Parties shall not be required to purchase any shares of common stock of the Company in excess of 4.00% and shall be permitted to retain any excess Structuring Premium Amount, (y) if the Structuring Premium Amount is less than 4.00% of the Company’s Market Capitalization, then the Company shall pay to the Structuring Parties in cash an aggregate top-up amount that is the lesser of (1) the amount equal to 4.00% of the Company’s Market Capitalization minus the Structuring Premium Amount and (2) $3,018,738.90, and (z) to the extent that the Company is not able to issue shares of common stock up to 4.00% in the aggregate of the shares of common stock of the Company after the use of commercially reasonably efforts to do so, the Structuring Parties shall be permitted to retain any excess Structuring Premium Amount and any excess top-up amount described under subclause (y). The Structuring Parties shall be permitted to allocate all or a portion of the Structuring Premium Amount or the Structuring Premium to their Affiliates and to employ the services of their Affiliates in fulfilling their obligations under this paragraph to purchase shares of common stock from the Company. Notwithstanding anything herein to the contrary, solely to the extent that and so long as applicable fund policies of a Consenting Party prohibit such Consenting Party from accepting the Structuring Premium through the receipt or purchase of stock or equity interests, and such Consenting Parties provide notice of such prohibition within two (2) Business Days of the Agreement Effective Date, such Consenting Party shall receive payment of its pro rata share of the Structuring Premium in cash.

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(e)    The language of Section 9 of the Transaction Support Agreement is hereby amended to insert the following as Section 9(f):

(f) (i) The Company represents, warrants and covenants that any of its common shares, $1.25 par value per share (the “Shares”), issued upon exercise of the Warrants, when issued in accordance with the terms of the Warrants and the Warrant Agreement (as defined in the Term Sheet), will be duly authorized and validly issued, fully paid and nonassessable; (ii) the Company represents and warrants that it holds 16,663,394 Shares in treasury (such Shares, the “Treasury Shares”), and the Company covenants that it shall at all times during the term of the Warrants reserve and keep available a number of Treasury Shares sufficient for the exercise in full of all outstanding Warrants; (iii) the Company shall, on or prior to the original issue date of the Warrants, deliver resolutions of its board of directors or a duly appointed committee thereof approving the issuance of the Treasury Shares issuable upon exercise of the Warrants and reserving for issuance a number of Treasury Shares sufficient for the exercise in full of all outstanding Warrants; and (iv) the Company shall, on or prior to the original issue date of the Warrants, cause to be delivered an opinion of its Ohio and New York outside counsel, as applicable, addressed to the warrant agent under the Warrant Agreement, in form and substance reasonably satisfactory to the Majority Consenting Parties, which opinions shall relate to customary corporate housekeeping matters, including that the Shares issued upon the exercise of the Warrants, when issued in accordance with the terms of the Warrants and the Warrant Agreement, will be duly authorized and validly issued, fully paid and nonassessable.

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(f)    The Term Sheet attached as Exhibit A to the Transaction Support Agreement (the “Replaced Term Sheet”) is hereby deleted in its entirety and replaced with the Term Sheet attached hereto as Exhibit A, with a blackline against the Replaced Term Sheet attached hereto as Exhibit B.

2.    Mutual Representations and Warranties. Each Party, severally and not jointly, represents and warrants to each of the other Parties that, as of the date hereof: (a) such Party is duly organized, validly existing, and in good standing (where such concept is recognized) under the laws of the jurisdiction of its organization, and has all requisite corporate, partnership, limited liability company or other organizational power and authority to enter into this Amendment; (b) the execution, delivery, and performance of this Amendment by such Party does not and shall not (i) violate any provision of law, rule, or regulation applicable to it or any of its subsidiaries or its organizational documents or those of any of its subsidiaries, or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under its organizational documents or any material contractual obligations to which it or any of its subsidiaries is a party; (c) such Party has no actual knowledge of any event that, due to any fiduciary or similar duty to any other Person or entity, would prevent it from taking any action required of it under this Amendment; and (d) this Amendment is a legally valid and binding obligation of such Party, enforceable against it in accordance with its terms.

3.    Amendment Effective Date. This Amendment shall become effective and binding upon each of the Parties upon the occurrence of each of the following events (the date on which such events occur, the “Amendment Effective Date”):

a)	execution and delivery of counterpart signature pages to this Amendment by the Company Parties and the Majority Consenting Parties; and

b)

the Company Parties shall have paid all invoiced and unpaid fees, costs and out-of-pocket expenses of the Advisors in accordance with their respective engagement letters and/or fee letters entered into with the Company (if any).

4.    Effect on Original Terms; Ratification. Each of the Parties hereby acknowledges and agrees that: (a) except as expressly set forth in this Amendment, all terms of the Transaction Support Agreement shall remain unmodified and shall continue in full force and effect in accordance with its terms from and as of the date hereof, which terms are hereby ratified, confirmed and reaffirmed in all respects; (b) except as expressly set forth in this Amendment, the execution, delivery and effectiveness hereof shall not operate as a waiver of any right, power or remedy of the Parties to the Transaction Support Agreement; and (c) each reference to the Transaction Support Agreement, and words of similar import in the Transaction Support Agreement, shall be a reference to the Transaction Support Agreement as amended by this Amendment and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

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5.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to any choice of law provision that would require the application of the laws of another jurisdiction. Section 21 of the Transaction Support Agreement is hereby incorporated herein by reference.

6.    Counterparts; Execution. This Amendment may be executed in one or more counterparts, each of which, when so executed, shall constitute one and the same instrument, and the counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (PDF) or by DocuSign. This Amendment may be executed on behalf of one or more Consenting Parties by such Consenting Party’s investment manager or advisor, which is a signatory hereto solely in its capacity as the investment manager or advisor of such Consenting Party.

7.    Successors. This Amendment is intended to bind and inure to the benefit of the Parties and their respective permitted successors, assigns, heirs, executors, estates, administrators, and representatives.

8.    Severability. The invalidity or unenforceability at any time of any provision hereof in any jurisdiction shall not affect or diminish in any way the continuing validity and enforceability of the remaining provisions hereof or the continuing validity and enforceability of such provision in any other jurisdiction; provided that, after excluding the provision that is declared to be invalid or unenforceable, the remaining terms provide for the consummation of the Transactions contemplated by the Transaction Support Agreement in substantially the same manner as originally set forth at the date hereof.

9.    Entire Agreement. This Amendment, including all of the exhibits attached hereto, if any, constitutes the entire agreement of the Parties with respect to the subject matter of this Amendment, and supersedes all other prior negotiations, agreements and understandings, whether written, oral, or implied, among the Parties with respect to the subject matter of this Amendment.

10.    Headings. The headings of the sections, paragraphs, and subsections of this Amendment are included for convenience only and shall not affect the interpretation of the provisions contained herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

DIEBOLD NIXDORF, INCORPORATED

By	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	EVP, Chief Legal Officer and Secretary

DIEBOLD GLOBAL FINANCE CORPORATION

By	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	President

DIEBOLD HOLDING COMPANY, LLC

By	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	President

DIEBOLD SST HOLDING COMPANY, LLC

By	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	President

GRIFFIN TECHNOLOGY INCORPORATED

By	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	President

[Signature Page to First Amendment to Transaction Support Agreement]

DIEBOLD SELF-SERVICE SYSTEMS

By	/s/ Jonathan Leiken
	Name:	Jonathan Leiken
	Title:	President

DIEBOLD NIXDORF DUTCH HOLDING B.V.

By	/s/ Elizabeth Christine Radigan
	Name:	Elizabeth Christine Radigan
	Title:	Director A

By	/s/ Hendrik Roelof Schouten
	Name:	Hendrik Roelof Schouten
	Title:	Director B

[Signature Page to First Amendment to Transaction Support Agreement]

[Consenting Parties’ signature pages on file with the Company]

[Signature Page to First Amendment to Transaction Support Agreement]

Exhibit A

Term Sheet

[attached]

Diebold Nixdorf, Incorporated

Summary of Terms and Conditions for

Potential Financing Transaction

Terms used but not defined herein shall have the meanings ascribed to them in the Transaction Support Agreement to which this term sheet is attached.

Reference is made to (i) that certain Credit Agreement, dated as of November 23, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Closing Date, the “Existing Credit Agreement,” and the revolving loans and revolving commitments issued thereunder the “Existing Revolver Exposure” and the term loans issued thereunder the “Existing Term Loans”), by and among Diebold Nixdorf, Incorporated (the “Company”), JPMorgan Chase Bank (N.A.), as the administrative agent, the Company’s subsidiary borrowers party thereto, the guarantors party thereto from time to time and the lenders party thereto, (ii) that certain Senior Notes Indenture, dated as of April 19, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Closing Date, the “Existing 2024 Indenture,” and the notes issued thereunder, the “2024 Notes”), by and among the Company, U.S. Bank National Association, as the trustee, and the Company’s subsidiary guarantors party thereto, (iii) that certain Senior Secured Notes Indenture, dated as of July 20, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from prior to the Closing Date, the “Existing U.S. 2025 Indenture”), by and among the Company, U.S. Bank National Association, as the trustee, and the Company’s subsidiary guarantors party thereto and (iv) that certain Senior Secured Notes Indenture, dated as of July 20, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Closing Date, the “Existing Euro 2025 Indenture,” together with the Existing U.S. 2025 Indenture, the “Existing 2025 Indentures,” and the notes issued under the Existing 2025 Indentures, the “2025 Notes”), by and among Diebold Nixdorf Dutch Holding B.V., the Company, U.S. Bank National Association, as the trustee, and the Company’s subsidiary guarantors party thereto.

Superpriority Facility

Facility Amount & Type

A new money senior secured superpriority term loan facility in an aggregate principal amount of $400 million (the “Superpriority Facility,” and the loans thereunder, the “Superpriority Loans”). Once repaid, the Superpriority Loans may not be reborrowed.

All of the Superpriority Loans shall be provided by a financial institution acting as a fronting lender that is mutually and reasonably acceptable to the Company and the Majority Consenting Parties and subsequently assigned as a loan to the applicable Consenting Party. The Company will pay all reasonable documented fees, charges and disbursements of the fronting lender and outside counsel to the fronting lender.

Borrower	Diebold Nixdorf Holding Germany GmbH (the “Superpriority Borrower”)

Guarantors

(i) The borrower and all guarantors under the Existing Credit Agreement and Existing 2025 Indentures (the “Existing Guarantors”) and (ii) subject to the Guaranty and Security Principles (as defined below), the subsidiaries of the Superpriority Borrower (other than Excluded Subsidiaries) that are domiciled in Germany and the other subsidiaries of the Company (other than Excluded Subsidiaries) that are domiciled in the other Specified Jurisdictions (in each case, other than Existing Guarantors) (the “Foreign Guarantors” and, together with the Superpriority Borrower, the “Foreign Obligors”).

The provision of guarantees and the granting of collateral by subsidiaries of the Company domiciled outside the United States will be effectuated to the maximum extent permitted by, but subject in all respects to applicable law (including capital maintenance, financial assistance, director and officer fiduciary and other similar legal duties) and will be subject in all respects to customary enforcement limitation language, and materiality considerations, reasonably acceptable to the Company and the Majority Consenting Parties (the “Guaranty and Security Principles”).[1]

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Providing liens in favor of the New Term Loans, the 2025 Notes and the New 2L Notes will be subject to considerations under German insolvency law. Liens provided by German Guarantors other than pledges (“Pfandrechte”) or land charges (“Grundschulden”) (e.g. security on trade receivables or movable assets) will be subject to the consent of the Majority Consenting Parties in consultation with the Company.

The provision of such guarantees and the granting of such collateral will be structured to the greatest extent reasonably practicable to minimize the risk of potential challenge in a manner reasonably acceptable to the Company and the Majority Consenting Parties, which may include (i) the provision of separate guarantees and, to the extent possible, separate security interests and liens in collateral of different or equal rank for each facility, (ii) the provision of value by trustees, agents or other entities acting on behalf of holders of New Term Loans, 2025 Notes and/or New 2L Notes in exchange for granting of guarantees and collateral for the benefit thereof by Foreign Obligors, which may include Diebold Nixdorf, Incorporated assigning to such entities a portion of intercompany claims owed to Diebold Nixdorf, Incorporated by Diebold Nixdorf Holding Germany GmbH in an appropriate amount and, following such assignment, such entities forgiving such claims in exchange for the granting of guarantees and liens in favor of the New Term Loans, 2025 Notes and New 2L Notes.

Except as set forth above with respect to guarantees provided by certain foreign subsidiaries, “Excluded Subsidiaries” under the loan documents for the Superpriority Facility (the “Superpriority Loan Documents”) shall be defined in a manner consistent with the Existing Credit Agreement, as modified on Annex A hereto.[2]

“Specified Jurisdictions” means Germany, Canada, Belgium, France, the UK, Sweden, Spain, Poland, Italy and the Netherlands.

Lenders

The Initial Eligible Consenting Parties and Other Eligible Consenting Parties who properly elect to fund Superpriority Loans pursuant to the Transaction Support Agreement (collectively, the “Superpriority Lenders”).

The Superpriority Lenders shall be paid a participation premium (the “Participation Premium”) on the Closing Date in cash in an amount equal to 3% of the principal amount of the Superpriority Facility, which shall be allocated to the Superpriority Lenders pro rata based on the amount of Superpriority Loans funded.

Structuring Premium	The Structuring Parties shall be paid, on the Closing Date, a structuring premium (the “Structuring Premium”) in cash equal to $8,981,261.10. The Structuring Premium will be used by the Structuring Parties to purchase common stock from the Company as described in, and subject to the terms and conditions specified in, the Transaction Support Agreement. The Company shall use commercially reasonable efforts to issue such stock to the Structuring Parties and file a resale registration statement with the SEC covering such stock as soon as practicable following the date the equity purchase agreement for such sale is entered into, but in no event later than five (5) Business Days after the Closing Date, and thereafter use commercially reasonable efforts to effect such registration as soon as practicable (but in no event prior to the date the Company files a Current Report on Form 8-K under Item 2.02 reporting its fiscal 2022 results), in each case, subject to applicable securities laws. The Structuring Premium is subject to adjustment as described in the Transaction Support Agreement; provided that in no event shall the Structuring Premium exceed $12 million in the aggregate. To the extent that the Company is not able to issue shares of common stock up to 4.00% in the aggregate of the shares of common stock of the Company after the use of commercially reasonably efforts to do so, the Structuring Parties shall be permitted to retain any excess Structuring Premium received. Notwithstanding anything herein to the contrary, solely to the extent that and so long as applicable fund policies of a Consenting Party prohibit such Consenting Party from accepting the Structuring Premium through the receipt or purchase of stock or equity interests, and such Consenting Parties provide notice of such prohibition within two (2) Business Days of the Agreement Effective Date, such Consenting Party shall receive payment of its pro rata share of the Structuring Premium in cash.

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For the avoidance of doubt, the existing pledges of less than 100% of the equity interest of an applicable subsidiary shall be increased to 100% of such equity interests to the greatest extent practicable, subject to the Guaranty and Security Principles.

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Ticking Fee	To the extent the Closing Date has not occurred prior to the 61st day following the Execution Date, each Superpriority Lender shall be paid, on and subject to the occurrence of the Closing Date, a ticking fee (the “Ticking Fee”) in an amount equal to the Applicable Ticking Fee Rate (as defined below) on such Superpriority Lender’s allocated commitments in respect of the Superpriority Facility. “Applicable Ticking Fee Rate” means, with respect to each period set forth below:

Period	Ticking Fee
Days 1-60	0.00% per annum;

Days 61 and Thereafter	A rate per annum equal to 100% of the interest rate margin applicable to SOFR loans (as determined according to such Superpriority Lender’s commitment) under the Superpriority Facility.

The Ticking Fee shall be paid in the form of additional Superpriority Loans.

Administrative and Collateral Agents	A financial institution reasonably acceptable to the Majority Consenting Holders and the Company.

Interest Rate	SOFR (with 10bps credit spread adjustment) + 640bps SOFR provisions to be based on LSTA precedent with such changes to be mutually agreed; provided that there will be a 4.0% floor.

Default Rate	2.0% plus the then-applicable rate in the case of overdue principal; 2.0% plus the rate then-applicable to ABR loans in the case of all other overdue amounts.

Original Issue Discount	2.0%

Amortization	None.

Maturity Date	July 15, 2025

Call Protection	Any payment of the Superpriority Loans prior to the maturity date (including any voluntary prepayment and payment as a result of or following the acceleration of the Superpriority Loans or otherwise, but excluding certain mandatory prepayments as described below) will be accompanied by the following prepayment premium (the “Superpriority Prepayment Premium”) as set forth below opposite the relevant period from the Closing Date as indicated below:

Period	Superpriority Prepayment Premium
Months 1 – 24	Make-Whole Amount (to be defined in a manner acceptable to the Company and the Majority Consenting Parties with customary T+50bps present value discounting)

Thereafter	5% of principal amount being repaid;

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provided that (i) the Superpriority Prepayment Premium shall be 1% of the principal amount being repaid for prepayments made as a result of asset sales (other than a transformative disposition or other transaction involving all or substantially all of the assets of the Company) and (ii) the Superpriority Prepayment Premium shall be 5% of the principal amount being repaid, including during months 1 – 24, for mandatory prepayments made as a result of any change of control, transformative acquisition or disposition or similar transaction, in each case, involving all or substantially all of the assets of the Company.

In addition, for the avoidance of doubt, the Superpriority Prepayment Premium will be payable in the event of a bankruptcy filing or other insolvency event by the Company or any of the Guarantors, any foreclosure, exercise of remedies and/or sale of Collateral (as defined below) following an event of default, the sale of Collateral in an insolvency proceeding, any restructuring, reorganization or compromise of the obligations under the Superpriority Facility, or the termination of the Superpriority Loan documentation as a result of such events.

Collateral

Foreign Collateral:

With respect to the Foreign Collateral (defined below), the ranking of the liens securing the Superpriority Facility, the ABL Facility, the New Term Loans, the 2025 Notes and the New 2L Notes shall be as follows:

Subject to the Guaranty and Security Principles, the ABL Facility (as defined below) shall have a first priority perfected security interest in and lien on certain current assets, including cash (other than cash constituting proceeds of Non-ABL Priority Collateral), inventory and receivables (the “ABL Priority Collateral”) of the Foreign Obligors, and the Superpriority Facility shall have a first priority perfected security interest in and lien on substantially all other assets (subject to exclusions for “Excluded Property” as defined consistent with the Existing Credit Agreement, as modified on Annex A hereto) other than the ABL Priority Collateral (the “Non-ABL Priority Collateral”) of the Foreign Obligors (the “Foreign Collateral”).[3] The ABL Facility shall have a fourth priority perfected security interest in and lien on the Non-ABL Priority Collateral of the Foreign Obligors, and the Superpriority Facility shall have a second priority perfected security interest in and lien on the ABL Priority Collateral of the Foreign Obligors.

Subject to the Guaranty and Security Principles, the New Term Loans and the 2025 Notes shall have a third priority perfected security interest in and lien on the ABL Priority Collateral of the Foreign Obligors and a second priority perfected security interest in and lien on the Non-ABL Priority Collateral of the Foreign Obligors.

Subject to the Guaranty and Security Principles, the New 2L Notes shall have a fourth priority perfected security interest in and lien on the ABL Priority Collateral of the Foreign Obligors and a third priority perfected security interest in and lien on the Non-ABL Priority Collateral of the Foreign Obligors.

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Solely for purposes of the intercreditor relationship between the Superpriority Facility, the New Term Loans, the 2025 Notes and the New 2L Notes, all property and assets of Foreign Obligors and proceeds thereof will be deemed to constitute Foreign Collateral, regardless of whether a perfected security interest in and lien on such property or proceeds has been created.

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To the extent that applicable law does not provide that collateral can be secured by both first priority and junior priority perfected security interests, the priorities set forth in this section entitled Collateral shall be established through contractual arrangements reasonably acceptable to the Majority Consenting Parties and the Company.[4]

Intercompany debt obligations of (i) Foreign Obligors, including, without limitation, intercompany debt obligations of Diebold Nixdorf Holding Germany GmbH to Diebold Nixdorf, Incorporated and to Diebold Nixdorf Dutch Holding B.V., and (ii) Existing Guarantors or Foreign Obligors to subsidiaries of the Company that are not Existing Guarantors or Foreign Obligors shall be subordinated with respect to payment priority, and subject to agreements providing for turnover, with respect to the Superpriority Facility, the ABL Facility, the New Term Loans, the 2025 Notes and the New 2L Notes, in a manner to be agreed by the Company and the Majority Consenting Parties.

Domestic Collateral:

With respect to the Domestic Collateral (defined below), the ranking of the liens securing the Superpriority Facility, the ABL Facility, the New Term Loans, the 2025 Notes, the New 2L Notes, and the Existing Term Loans shall be as follows; provided that, from and after the date on which the Existing Term Loans are no longer outstanding, the ranking of the liens with respect to the Domestic Collateral that is Non-ABL Priority Collateral shall be changed to be the same as the ranking of the liens with respect to the Foreign Collateral that is Non-ABL Priority Collateral:

The Superpriority Facility shall have a first priority perfected security interest in and lien on substantially all assets of the Company and each Existing Guarantor (subject to exclusions for “Excluded Property as defined consistent with the Existing Credit Agreement, as modified by Annex A hereto), including on certain assets (other than assets constituting the Foreign Collateral) currently not encumbered by the liens securing the Existing Term Loans and the 2025 Notes to be agreed by the Company and the Majority Consenting Parties (the “Domestic Collateral,” and together with the Foreign Collateral, the “Collateral”); provided, that the ABL Facility shall have a first priority security interest in and lien on Domestic Collateral constituting ABL Priority Collateral and the Superpriority Facility will have a second priority perfected security interest in and lien on the Domestic Collateral constituting ABL Priority Collateral.

The New Term Loans and the 2025 Notes will have a pari passu first priority perfected security interest in and lien on Domestic Collateral that is Non-ABL Priority Collateral and a third priority perfected security interest in and lien on Domestic Collateral that is ABL Priority Collateral.

The Existing Term Loans will have a pari passu first priority perfected security interest in and lien on Domestic Collateral that is Non-ABL Priority Collateral.[5] The liens of the Existing Term Loans on the ABL Priority Collateral and on Foreign Collateral shall be released pursuant to the Amended Existing Credit Agreement.

[4]	For the avoidance of doubt, such collateral shall fall within the scope of footnote 4 above.
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Liens of the Existing Term Loans shall be released on certain Non-ABL Priority Collateral mutually acceptable to the Company and the Majority Consenting Parties, and the lien priorities on such Non-ABL Priority Collateral shall be the same as the priorities on the Foreign Collateral that is Non-ABL Priority Collateral.

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The New 2L Notes will have a second priority perfected security interest in and lien on Domestic Collateral that is Non-ABL Priority Collateral and a fourth priority perfected security interest in and lien on Domestic Collateral that is ABL Priority Collateral.

The ABL Facility will have a third priority perfected security interest in and lien on Domestic Collateral that is Non-ABL Priority Collateral.

“Excluded Property” shall be defined in a manner consistent with the Existing Credit Agreement, as modified on Annex A hereto.

The Loan Parties will be required to, within 90 days of the Closing Date (which may be extended by the administrative agent for the Superpriority Facility acting at the direction of the Required Superpriority Lenders (as defined below)), (i) deliver control agreements with respect to each of their U.S. deposit accounts and securities accounts and (ii) in the case of non-U.S. Guarantors, subject to the Guaranty and Security Principles, enter into customary foreign law governed security documentation under the law of the jurisdictions of such non-U.S. Guarantors (in each case under clauses (i) and (ii), subject to additional exclusions to be agreed). In no event shall foreign law security documentation be required in jurisdictions other than the Specified Jurisdictions.

Mandatory Prepayments

Consistent with the Existing Credit Agreement, with appropriate modifications to reflect the terms of this term sheet (including all annexes hereto) and the priority status of the Superpriority Facility. For the avoidance of doubt, there shall be no excess cash flow mandatory prepayments.

Any Superpriority Lender may elect not to accept any mandatory prepayment (other than in connection with a refinancing event in respect of the Superpriority Loans). Any such rejected amount shall be re-offered to non-declining Superpriority Lenders and, if any amount is rejected after such re-offering (any such amount, the “Declined Proceeds”), may be retained by the Company and used in a manner not otherwise prohibited.

Voluntary Prepayments	The Company will be permitted to prepay the Superpriority Loans at any time, in minimum principal amounts to be agreed upon, without premium or penalty other than payment of the Superpriority Prepayment Premium as described herein and subject to reimbursement of the Superpriority Lenders’ redeployment costs in the case of SOFR Loans (other than on the last date of the relevant interest period).

Documentation Principles	Definitive documentation will be in form and substance satisfactory to the Company and the Majority Consenting Parties giving due regard to the Existing Credit Agreement and the security and other ancillary documents entered in connection with the Existing Credit Agreement, with revisions to reflect the terms of this term sheet (including Annex A and all other annexes hereto) and additional revisions to reflect the priority status of the Superpriority Facility and materiality thresholds, exceptions, grace periods and other revisions reasonably acceptable to the Company and the Majority Consenting Parties (collectively, the “Documentation Principles”).

Representations and Warranties	To give due regard to the representations and warranties set forth in the Existing Credit Agreement in a manner consistent with the Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto.

Affirmative Covenants	To give due regard to the affirmative covenants set forth in the Existing Credit Agreement in a manner consistent with the Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto. Notwithstanding the foregoing, (i) the affirmative covenants will include a requirement to use commercially reasonable efforts to (a) obtain a facility rating from both S&P and Moody’s within 45 days of the Closing Date and (b) maintain a corporate rating from both S&P and Moody’s (but will not include a requirement to maintain any specific rating) and (ii) the financial reporting covenants will permit a going concern or like qualification or exception relating to the upcoming maturity of the 2024 Notes.

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Negative Covenants

To give due regard to the negative covenants set forth in the Existing Credit Agreement in a manner consistent with the Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto; provided that:

•   revisions shall reflect the corresponding provisions set forth in Annex A;

•   the Company will not, nor will it permit any Subsidiary to, (other than (i) at maturity, (ii) with respect to regular debt service, or (iii) to the extent required by the Registered Exchange Offer Covenants (as defined below)) make or pay, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of any 2024 Notes, the New 2L Notes, or loans outstanding after the Closing Date under the Amended Existing Credit Agreement (as defined below), including any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the prepayment (whether optional or mandatory), satisfaction, purchase, exchange, redemption, retirement, acquisition, defeasance, cancellation or termination of any such 2024 Notes, the New 2L Notes, or loans outstanding after the Closing Date under the Amended Existing Credit Agreement; provided, that:

•   the Company may (i) use up to $100 million of proceeds from new equity issuances consummated on or after the Closing Date to repay, repurchase or redeem the New 2L Notes, and (ii) redeem or refinance the New 2L Notes in connection with any change of control or sale of all or substantially all of the Company’s assets solely to the extent the Superpriority Facility, the New Term Loans and the 2025 Notes have been paid in full in cash; and

•   the Company may make prepayments or repayments of the loans outstanding after the Closing Date under the Amended Existing Credit Agreement or the 2024 Notes outstanding after the Closing Date, with the proceeds of (A) junior financing, that (x) is junior in security and priority to each of the Superpriority Facility, the ABL Facility, the New Term Loans, the 2025 Notes and the New 2L Notes and (y) limits payment of interest on such financing to PIK interest or (B) newly issued equity of or capital contributions in the Company;

•   except as otherwise detailed on Annex A, the definitive documentation shall not allow for any non-ordinary course capacity with respect to negative covenants, including, without limitation, permitted indebtedness, permitted liens, permitted investments, restricted payments, sale-leaseback transactions, asset sales and affiliate transactions;

•   except as otherwise detailed on Annex A, the definitive documentation shall include, without limitation, (i) waterfall protection, pro rata protection, and “Serta”, “J.Crew”, “Chewy” and “Incora” protection, in each case acceptable to the Majority Consenting Parties and the Company; (ii) no day-one unrestricted subsidiaries and no ability to transfer assets to unrestricted subsidiaries, designate any new unrestricted subsidiaries, or hold assets at any unrestricted subsidiaries; and (iii) standard yield protection provisions (including, without limitation, provisions relating to compliance with risk-based capital guidelines, increased costs and payments free and clear of withholding taxes (subject to customary qualifications)); and

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•   Restricted payments, repayments of intercompany indebtedness, intercompany loans, investments made after the execution of the TSA, dispositions and other payments or transfers, in each case other than in the ordinary course of business or for a bona fide business purpose, from a Foreign Obligor to a obligor under the Existing Term Loans (an “Existing Obligor”), shall be subject to the same restrictions as if made to a non-Guarantor rather than an Existing Obligor until the date on which the Existing Term Loans are no longer outstanding.

Registered Exchange Offer Covenants

Following the Closing Date the Company will be required to (a) use reasonable best efforts, consistent with applicable securities laws, to file a Form S-4 by February 14, 2023 for a registered exchange of 2024 Notes held by holders that did not, or were not eligible to, participate in the 2024 Consent Solicitation and Exchange Offer for units comprised of New 2L Notes and Warrants (the “Registered Exchange Offer”), (b) use reasonable best efforts, consistent with applicable securities laws, to launch the Registered Exchange Offer as soon as practicable but no later than March 15, 2023 and (c) consummate the Registered Exchange Offer as soon as practicable but no later than May 30, 2023, subject to extension for SEC review period but in any event no later than June 30, 2023. If the Company has used reasonable best efforts to satisfy the milestones reflected in the immediately preceding sentence, then such milestones may be extended one-time by up to 15 days, in the aggregate, with the consent of holders comprising a majority of the outstanding aggregate principal amount of each of the Superpriority Facility, the New Term Loan Facility and the 2025 Secured Notes.

The Company will use reasonable best efforts to maximize retail participation in the Registered Exchange Offer, which shall include as part of the Registered Exchange Offer a soliciting broker fee payable to retail brokers that are appropriately designated by their tendering holder clients to receive such fee.

The Company will be required to raise equity capital prior to the maturity date of the 2024 Notes in an amount necessary to repurchase, redeem, prepay or pay in full the principal amount (and any other accrued and unpaid fees or expenses that remain unpaid at the time of repurchase, redemption, prepayment or payment in full) of any 2024 Notes that failed to participate in the 2024 Consent Solicitation and Exchange Offer or the Registered Exchange Offer in excess of $20 million of principal amount of 2024 Notes (such 2024 Notes in excess of $20 million, the “Excess Stub Notes”), and proceeds of such equity capital will be required to be used to repurchase, redeem, prepay or pay in full the Excess Stub Notes prior to the maturity date of the 2024 Notes.

The foregoing covenants are referred to as the “Registered Exchange Offer Covenants,” and shall be included in the Superpriority Facility, the New Term Loan Facility, and the Amended 2025 Indentures. Failure to satisfy any requirement under the Registered Exchange Offer Covenants will constitute an immediate event of default under the Superpriority Facility, the New Term Loan Facility, and the Amended 2025 Indentures. Except as set forth above, any waiver, amendment or modification of the Registered Exchange Offer Covenants will require the consent of holders comprising at least 85% of the outstanding aggregate principal amount of the Superpriority Facility, 60.1% of the outstanding aggregate principal amount of the New Term Loan Facility and 60.1% of the outstanding principal amount of the 2025 Secured Notes.

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Use of Proceeds	Proceeds from the Superpriority Facility shall only be used by the Borrower for general corporate purposes and to make the New Term Loan Paydown, in each case pursuant to the terms hereof (and, for the avoidance of doubt, shall not be used to make payments on any other funded indebtedness).

Events of Default	To give due regard to the events of default in the Existing Credit Agreement in a manner consistent with the Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto.

Conditions Precedent to Closing

The closing of the Superpriority Facility will be subject to satisfaction or waiver by the Majority Consenting Parties of the following conditions precedent:

(a)   execution of the Superpriority Facility and related loan documents; provided that if any required collateral and guarantee items other than the filing of UCC financing statements and IP security agreements with the USPTO and USCO and the delivery of possessory collateral cannot be satisfied at closing, the Company and the Majority Consenting Parties shall agree to reasonable extensions of time for such items to be completed on a post-closing basis;

(b)   delivery of the Intercreditor Agreements (as defined below);

(c)   all of the representations and warranties in the Superpriority Loan Documents shall be true and correct in all material respects (or if qualified by materiality or material adverse effect, in all respects) as of the Closing Date, or if such representation speaks as of an earlier date, as of such earlier date;

(d)   no default or event of default under the Superpriority Facility shall have occurred or be continuing;

(e)   no default or event of default under the Transaction Support Agreement shall have occurred or be continuing;

(f)   no event or circumstance that, individually or in the aggregate with other events or circumstances, has had or would reasonably be expected to have a Material Adverse Effect, shall have occurred from the signing of the Transaction Support Agreement;

(g)   delivery of a customary borrowing notice and solvency certificate;

(h)   delivery of a customary expert opinion confirming that none of the Borrower and its German Subsidiaries is illiquid (zahlungsunfähig), pending illiquid (drohend zahlungsunfähig) or over-indebted (überschuldet) under applicable laws (in accordance with standard IDW S11 of the German institute of auditors (Institut der Wirtschaftsprüfer in Deutschland e.V.)), and stating that such companies will have sufficient liquidity for the next 24 months and that there are no indications of a crisis that required the preparation of a restructuring opinion (Sanierungsgutachten);

(i) delivery of legal opinions (other than with respect to no conflicts) reasonably acceptable to the Majority Consenting Parties, including from any local counsel to the loan parties;

(j) (1) receipt of executed copies of the Existing Credit Agreement Amendment, the 2025 Supplemental Indentures and the 2024 Supplemental Indenture (collectively, the “Amendments”) and the substantially concurrent occurrence of the effective date of such Amendments, (2) receipt of an executed copy of the New 2L Indenture and (3) receipt of an executed copy of the credit agreement for the ABL Facility (and, in the case of (2) and (3), customary evidence of the effectiveness of such agreements);

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(k)   the substantially concurrent consummation of the Revolver Exchange, the Term Loan Exchange, the 2025 Consent Solicitation and the 2024 Consent Solicitation and Exchange Offer; provided that (x) in the case of the Term Loan Exchange, the aggregate principal amount of Existing Term Loans exchanged pursuant to the Term Loan Exchange shall not be lower than 95% (or a different amount mutually agreed by the Company and the Majority Consenting Parties) of the aggregate principal amount of outstanding Existing Term Loans and (y) in the case of the 2024 Consent Solicitation and Exchange Offer, the aggregate principal amount of 2024 Notes that provide consents and exchange pursuant to the 2024 Consent Solicitation and Exchange Offer shall not be lower than 83.4% (or a different amount mutually agreed by the Company and the Majority Consenting Parties);

(l) delivery of a certificate by an officer or director of each loan party (i) attaching copies of all constituent and governing documents of the loan party as in effect as of the Closing Date and at all times since a date prior to the date of the resolutions described in the following clause (ii), (ii) attaching resolutions adopted by the applicable board of directors or equivalent governing body of the loan party authorizing the execution, delivery and performance of the Superpriority Loan Documents and (iii) certifying as to the good standing (to the extent such concept or a similar concept exists under the laws of the applicable jurisdiction) of the loan party;

(m) delivery of (i) a perfection certificate and the results of a search of the UCC or PPSA (or equivalent), tax and judgment, USPTO, USCO and CIPO filings made with respect to the loan parties and (ii) copies of the financing statements (or other documents) disclosed by the lien search and evidence reasonably satisfactory to the Majority Consenting Parties that the liens indicated by such financing statements (or other documents) are permitted by the Superpriority Loan Documents or will be released in connection with closing;

(n)   receipt of any applicable KYC information requested by the administrative agent under the Superpriority Facility;

(o)   all fees or premiums required to be paid to the administrative agent under the Superpriority Facility and the Superpriority Lenders on the Closing Date and reasonable and documented out-of-pocket expenses (including legal expenses) required to be paid to or for the benefit of the administrative agent for the Superpriority Facility and the Superpriority Lenders on the Closing Date shall, upon the initial borrowing (or deemed borrowing) of the Superpriority Facility, have been paid;

(p)   all fees and expenses required to be paid to the Ad Hoc Group Advisors and the Term Loan Group Advisors under the terms of their respective fee and/or engagement letters or the Transaction Support Agreement shall have been paid;

(q)   receipt of customary evidence of: (1) the acceptance and cancellation of the 2024 Notes tendered in exchange for the New 2L Notes, (2) the issuance of the New 2L Notes, (3) the effectiveness of the Amendments and (4) the issuance of the New Term Loans; and

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(r) payment of the amount of the New Term Loan Paydown due on the Closing Date.

Voting /Required Superpriority Lenders

To give due regard to the voting provisions in the Existing Credit Agreement in a manner consistent with the Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto.

Superpriority Lenders holding more than 50% of the outstanding principal amount of the Superpriority Loans are referred to herein as the “Required Superpriority Lenders.”

For the avoidance of doubt, voting thresholds (including sacred rights) shall be consistent with Annex A hereto and subject to the thresholds specified under “Registered Exchange Offer Covenants” above.

Assignments and Participations

Usual and customary for facilities of this type; provided that the Company may purchase with cash Superpriority Loans solely through Dutch auction or similar procedures to be agreed that are offered to all Superpriority Lenders on a pro rata basis in accordance with customary procedures to be agreed and subject to customary restrictions to be agreed; provided, further, that (i) any Superpriority Loans so repurchased will be immediately cancelled and (ii) no default or event of default is continuing or would result therefrom. The Company may not purchase the Superpriority Loans for any consideration other than cash.

The Company shall use commercially reasonable efforts to include in the Superpriority Loan Documents that the administrative agent will (i) not charge any processing or recordation fee in respect of assignments of Superpriority Loans by Superpriority Lenders to any of their respective affiliates or managed funds and (ii) charge only one processing or recordation fee in respect of related assignments of Superpriority Loans by affiliated Superpriority Lenders; provided that the Company shall not be required to pay such fees in lieu of Superpriority Lenders.

Other Provisions

The Superpriority Loan Documents will include customary provisions regarding increased costs, illegality, tax indemnities, waiver of trial by jury and other similar provisions consistent with the Documentation Principles.

The documentation for the Superpriority Facility shall provide that the “Secured Parties” under the Superpriority Facility shall exclude each lender that is subject to federally regulated lender flood laws (“Flood Laws”), solely with respect to any mortgaged property that is subject to Flood Laws, unless such lender receives customary flood diligence information (including flood determinations, flood insurance certificates and related endorsements) that is acceptable to such lender. The Company shall use commercially reasonable efforts to provide the Consenting Parties with such customary flood diligence information.

Governing Law	The laws of the State of New York.

New Term Loan Facility

Facility Type	A secured term loan facility having the lien priority described under “Collateral” for the Superpriority Facility (the “New Term Loan Facility” and, the loans thereunder, the “New Term Loans”). Once repaid, the New Term Loans may not be reborrowed.

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Borrower	Diebold Nixdorf, Incorporated.

Guarantors	The Existing Guarantors and, subject to the Guaranty and Security Principles, the Foreign Obligors.

Term Loan Exchange

All holders of Existing Term Loans will have the opportunity to exchange 100% of the principal amount of their Existing Term Loans for New Term Loans issued under a new credit agreement for the New Term Loan Facility in an aggregate principal amount equal to 100% of the principal amount of the Existing Term Loans so exchanged (such exchange, the “Term Loan Exchange”).

All accrued and unpaid interest on Existing Term Loans that are exchanged shall be paid in full in cash.

The holders of Existing Term Loans participating in the Term Loan Exchange shall provide consents to amend the Existing Credit Agreement as set forth in this Term Sheet and other consents and waivers to be agreed by the Company and the Majority Consenting Parties in connection with the Term Loan Exchange.

In addition to the foregoing, holders of Euro-denominated Existing Term Loans that are Initial Eligible Consenting Parties shall have the option to exchange at par Euro-denominated Existing Term Loans into Dollar-denominated New Term Loans on the Closing Date. The Dollar-denominated tranche of New Term Loans will be proportionately increased for any such exchanges, and the Euro-denominated tranche of New Term Loans will be proportionately decreased.

Term Loan Transaction Premium

Holders of Existing Term Loans that are Initial Eligible Consenting Parties and Other Eligible Consenting Parties shall, solely on account of Existing Term Loans held as of the Record Date, be paid upon the Closing Date a transaction premium of 3.0% of the principal amount of New Term Loans received in exchange for such Existing Term Loans in the Term Loan Exchange, paid in the form of additional New Term Loans (the “Term Loan Transaction Premium”).

For the avoidance of doubt, in the event that applicable Existing Term Loans are assigned or transferred in accordance with the terms of the Transaction Support Agreement, the Term Loan Transaction Premium shall remain payable on account of such applicable Existing Term Loans and be paid to the holder thereof as of the Closing Date.

Without duplication of any other Term Loan Transaction Premium that is payable on the Closing Date, holders of Existing Term Loans that participate in the Term Loan Exchange shall, solely on account of Existing Term Loans held as of the Closing Date (and not, for the avoidance of doubt, Existing Term Loans that were held by the Initial Eligible Consenting Parties and Other Eligible Consenting Parties on the Record Date), be paid the Term Loan Transaction Premium upon the Closing Date.

For the avoidance of doubt, no Term Loan Transaction Premium shall be paid more than once with respect to any Existing Term Loans.

Administrative Agent	J.P. Morgan Chase Bank N.A.

Collateral Agent	A financial institution reasonably acceptable to the Majority Consenting Holders and the Company.

Interest Rate	SOFR (with 10bps credit spread adjustment) + 525bps / E+550bps

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SOFR provisions to be same as the Superpriority Facility; provided the SOFR floor will be 1.5%. The EURIBOR floor will be 0.5%.

Default Rate	2.0% plus the then-applicable rate in the case of overdue principal; 2.0% plus the rate then applicable to ABR loans in the case of all other overdue amounts.

Amortization	0.25% per quarter, with the first such amortization payment payable on the final day of the quarter immediately following the quarter in which the Closing Date occurs; provided that such amortization payments in the applicable calendar year shall be credited against any 5% New Term Loan Paydown contemplated hereunder on December 31, 2023 or 2024.

Maturity Date	July 15, 2025

Call Protection	None.

Collateral	The Domestic Collateral and, subject to the Guaranty and Security Principles, the Foreign Collateral, as described under “Collateral” for the Superpriority Facility.

Excess Cash Flow Sweep	None.

Mandatory Prepayments	Same as the Superpriority Facility, subject to customary and appropriate changes to account for the lien priority status of the New Term Loan Facility reasonably acceptable to the Company and the Majority Consenting Parties (including that no such prepayment may occur unless the obligations under the Superpriority Facility are discharged in full in cash unless such prepayment is made with Declined Proceeds).

Voluntary Prepayments	Subject to the terms of the Superpriority Facility and the Amended 2025 Indentures, the Company shall be permitted to prepay the New Term Loans at any time, in minimum principal amounts to be agreed upon, without premium or penalty.

Documentation Principles	Substantially consistent with the corresponding provisions set forth in the Superpriority Facility with appropriate modifications to reflect the lien priority status of the New Term Loan Facility (the “New Term Loan Facility Documentation Principles”).

Representations and Warranties	To give due regard to the representations and warranties set forth in the Existing Credit Agreement in a manner consistent with the New Term Loan Facility Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto.

Affirmative Covenants	To give due regard to the affirmative covenants set forth in the Existing Credit Agreement in a manner consistent with the New Term Loan Facility Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto. Notwithstanding the foregoing, the financial reporting covenants will permit a going concern or like qualification or exception relating to the upcoming maturity of the 2024 Notes.

Negative Covenants

To give due regard to the negative covenants set forth in the Existing Credit Agreement in a manner consistent with the New Term Loan Facility Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto; provided, that:

•   revisions shall reflect the corresponding provisions set forth in Annex A;

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•   the Company will not, nor will it permit any Subsidiary to, (other than (i) at maturity, (ii) with respect to regular debt service, or (iii) to the extent required by the Registered Exchange Offer Covenants) make or pay, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of any 2024 Notes, the New 2L Notes, or loans outstanding after the Closing Date under the Amended Existing Credit Agreement (as defined below), including any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the prepayment (whether optional or mandatory), satisfaction, purchase, exchange, redemption, retirement, acquisition, defeasance, cancellation or termination of any such 2024 Notes, the New 2L Notes, or loans outstanding after the Closing Date under the Amended Existing Credit Agreement; provided, that:

•   othe Company may (i) use up to $100 million of proceeds from new equity issuances consummated on or after the Closing Date to repay, repurchase or redeem the New 2L Notes, and (ii) redeem or refinance the New 2L Notes in connection with any change of control or sale of all or substantially all of the Company’s assets solely to the extent the Superpriority Facility, the New Term Loans and the 2025 Notes have been paid in full in cash; and

•   othe Company may make prepayments or repayments of the loans outstanding after the Closing Date under the Amended Existing Credit Agreement or the 2024 Notes outstanding after the Closing Date, with the proceeds of (A) junior financing, that (x) is junior in security and priority to each of the Superpriority Facility, the ABL Facility, the New Term Loans, the 2025 Notes and the New 2L Notes and (y) limits payment of interest on such financing to PIK interest or (B) newly issued equity of or capital contributions in the Company.

Financial Covenant	None.

Registered Exchange Offer Covenants	As described under “Registered Exchange Offer Covenants” for the Superpriority Facility.

Events of Default	To give due regard to the events of default set forth in the Existing Credit Agreement in a manner consistent with the New Term Loan Facility Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto.

Conditions Precedent to Closing	Substantially consistent with the corresponding provisions set forth in the Superpriority Facility section above (as if the Superpriority Facility were structured as a term loan facility regardless of whether it is structured in such manner or as a notes issuance).

Voting/Required Lenders	To give due regard to the voting provisions set forth in the Existing Credit Agreement in a manner consistent with the New Term Loan Facility Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto.

Assignments and Participations	To give due regard to the assignment and participation provisions set forth in the Existing Credit Agreement in a manner consistent with the New Term Loan Facility Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto. The Company may not purchase the New Term Loans for any consideration other than cash.

Governing Law	The laws of the State of New York.

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Amendments to Existing 2025 Indentures

Amendment and 2025 Consent Solicitation

The Company shall solicit consents from holders of 2025 Notes to amend the Existing 2025 Indentures (and other consents and waivers to be agreed by the Company and the Majority Consenting Parties) (the “2025 Consent Solicitation”).

Holders participating in the 2025 Consent Solicitation shall provide consents to amend the Existing 2025 Indentures through supplemental indentures (the “2025 Supplemental Indentures,” and, the Existing 2025 Indentures as amended thereby, the “Amended 2025 Indentures,”) in a manner consistent with the terms of this term sheet (including the annexes hereto), including, for the avoidance of doubt, Annex A, and to provide that the negative covenants thereunder shall be the same as under the New Term Loan Facility except as otherwise specifically provided on Annex A, with appropriate modifications to reflect the lien priority status of the 2025 Notes after giving effect to the Transactions. In addition, the 2025 Supplemental Indentures will incorporate the Registered Exchange Offer Covenants described under the Superpriority Facility above.

Holders participating in the 2025 Consent Solicitation shall also provide the other consents and waivers agreed by the Company and the Majority Consenting Parties in connection with the 2025 Consent Solicitation.

For the avoidance of doubt, the 2025 Consent Solicitation may be conducted as an exchange and consent solicitation of existing 2025 Notes for new 2025 Notes having identical terms (except for CUSIP numbers and ISIN) and comprising the same series as existing 2025 Notes.

2025 Notes Transaction Premium

Holders of 2025 Notes that are Initial Eligible Consenting Parties and Other Eligible Consenting Parties shall, solely on account of 2025 Notes held as of the Record Date, be paid upon the Closing Date a transaction premium of 3.0% of the principal amount such 2025 Notes, paid in the form of additional 2025 Notes (the “2025 Transaction Premium”).

For the avoidance of doubt, in the event that applicable 2025 Notes are assigned or transferred in accordance with the terms of the Transaction Support Agreement, the 2025 Transaction Premium shall remain payable on account of such applicable 2025 Notes and be paid to the holder thereof as of the Closing Date.

Without duplication of any other 2025 Transaction Premium that is payable on the Closing Date, holders of 2025 Notes that provide their consent to the 2025 Consent Solicitation, in accordance with the applicable procedures specified therein, shall, solely on account of 2025 Notes held as of the expiration time for such solicitation (and not, for the avoidance of doubt, 2025 Notes that were held by Initial Eligible Consenting Parties and Other Eligible Consenting Parties on the Record Date), be paid the 2025 Transaction Premium upon the Closing Date.

For the avoidance of doubt, no 2025 Transaction Premium shall be paid more than once with respect to any 2025 Notes.

Guarantors	The Existing Guarantors and, subject to the Guaranty and Security Principles, the Foreign Obligors.

Collateral	The Domestic Collateral and, subject to the Guaranty and Security Principles, the Foreign Collateral, as described under “Collateral” for the Superpriority Facility.

Conditions Precedent to Closing	Substantially consistent with the corresponding provisions set forth in the Superpriority Facility (as if the Superpriority Facility were structured as a notes issuance).

Governing Law	The laws of the State of New York.

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New 2L Indenture
Issuance	A new secured indenture having the lien priority described under “Collateral” for the Superpriority Facility (the “New 2L Indenture,” and the notes issued thereunder, the “New 2L Notes”).

Issuer	Diebold Nixdorf, Incorporated

Guarantors	The Existing Guarantors and, subject to the Guaranty and Security Principles, the Foreign Obligors.

2024 Consent Solicitation and Exchange Offer

The Company shall solicit consents from eligible holders of 2024 Notes to amend the Existing 2024 Indenture. Each eligible consenting holder of 2024 Notes will have the opportunity to exchange 100% of the principal amount of their 2024 Notes for New 2L Notes issued under the New 2L Indenture in an aggregate principal amount equal to 95% of the principal amount of the 2024 Notes so exchanged (such consent solicitation and exchange offer, the “2024 Consent Solicitation and Exchange Offer”).

Holders of 2024 Notes participating in the 2024 Consent Solicitation and Exchange Offer shall provide consents to amend the Existing 2024 Indenture through a supplemental indenture (the “2024 Supplemental Indenture,” and the Existing 2024 Indenture as amended thereby, the “Amended 2024 Indenture”) in a manner consistent with the terms of this term sheet (including the annexes hereto), with appropriate modifications to reflect the priority status of the 2024 Notes after giving effect to the Transactions.

Holders of 2024 Notes participating in the 2024 Consent Solicitation and Exchange Offer shall also provide the other consents and waivers agreed by the Company and the Majority Consenting Parties in connection with the 2024 Consent Solicitation and Exchange Offer. The 2024 Consent Solicitation and Exchange Offer shall also provide for additional terms reasonably acceptable to the Company and the Majority Consenting Parties, including the early tender premium described under “2024 Notes Transaction Premium,” below.

2024 Notes Transaction Premium

Holders of 2024 Notes that are Initial Eligible Consenting Parties and Other Eligible Consenting Parties shall, solely on account of 2024 Notes held as of the Record Date, be paid upon the Closing Date a transaction premium of 5.0% of the principal amount of such 2024 Notes (excluding any Exempt Notes), paid in the form of New 2L Notes (the “2024 Transaction Premium”).

For the avoidance of doubt, in the event that applicable 2024 Notes are assigned or transferred in accordance with the terms of the Transaction Support Agreement, the 2024 Transaction Premium shall remain payable on account of such applicable 2024 Notes and be paid to the holder thereof as of the Closing Date.

Without duplication of any other 2024 Transaction Premium that is payable on the Closing Date, holders of 2024 Notes that tender their 2024 Notes on or prior to the early tender deadline specified in the 2024 Offering Memorandum in accordance with the procedures set forth therein, shall, solely on account of 2024 Notes held as of such early tender deadline (and not, for the avoidance of doubt, 2024 Notes that were held by Initial Eligible Consenting Parties and Other Eligible Consenting Parties on the Record Date), be paid the 2024 Transaction Premium upon the Closing Date. The 2024 Transaction premium will also be payable to holders that participate in the Registered Exchange Offer within the deadline to be specified therein.

For the avoidance of doubt, no 2024 Transaction Premium shall be paid more than once with respect to any 2024 Notes.

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Interest Rate	8.5%, with interest to be paid-in-kind (“PIK”) through July 15, 2025, and with the Company having the option thereafter to pay interest at 8.5% in cash or 12.5% PIK; provided that the interest rate shall be subject to increase as provided in the section titled “Governance” below.

Default Rate	Same as 2024 Notes.

Maturity Date	October 15, 2026

Call Protection	The New 2L Notes will be callable at par; provided that a Make-Whole Amount (to be defined in a manner acceptable to the Majority Consenting Parties and the Company with customary T+50bps present value discounting) will be payable in the event of a bankruptcy filing or other insolvency event by the Company or any of the Guarantors of the New 2L Notes, any foreclosure, exercise of remedies and/or sale of Collateral securing the New 2L Notes following an event of default or the sale of Collateral securing the New 2L Notes in an insolvency proceeding, any restructuring, reorganization or compromise of the obligations under the New 2L Indenture or any other termination of the New 2L Indenture or New 2L Notes as a result of any such events.

Stapled Warrants

Units (the “Units”) shall be issued and granted on the Closing Date in connection with the issuance of the New 2L Notes, which Units will be comprised of New 2L Notes and warrants (the “Warrants”). The Warrants in the aggregate shall, upon their full exercise, represent 19.99% of the outstanding common stock of the Company, calculated in accordance with applicable NYSE rules.

The Warrants shall be allocated on a pro rata basis based on holdings of New 2L Notes. Prior to April 1, 2024, the Warrants may not be sold, transferred or assigned to any person by the holder of the Warrants separate from, and independent of, the corresponding New 2L Notes (and the Warrants and the New 2L Notes, including any and all accrued PIK interest, shall trade as a single Unit under a single CUSIP until April 1, 2024, at which time the underlying Notes and Warrants will trade separately under separate CUSIPs, and upon and after which time the Warrants may be exercised (the “Unit Split Date”)). Any Equity Issuance Prepayment of New 2L Notes (including any and all accrued PIK interest thereon) prior to April 1, 2024 shall result in the immediate cancellation of the Warrants attached thereto. In addition, any refinancing or redemption of New 2L Notes (including any and all accrued PIK interest thereon) in connection with a change of control or sale of all or substantially all of the Company’s assets prior to April 1, 2024 shall result in the immediate cancellation of the Warrants attached thereto. In the event of any other repayment, repurchase, redemption or other retirement of the New 2L Notes, the Warrants shall not be cancelled and shall immediately detach and be freely transferrable. On and after April 1, 2024, the Warrants shall be detachable from the New 2L Notes and shall be freely transferable as of April 1, 2024 (subject to applicable securities laws). The number of Warrants attached to each Unit shall be proportionally adjusted to reflect the issuance of additional Units upon consummation of the Registered Exchange Offer.

17

The exercise price for the Warrants shall be equal to $0.01. The Warrants may be exercised at any time on and after April 1, 2024 and prior to their expiration date. The Company shall use commercially reasonable efforts to file a resale registration statement with the SEC covering the shares underlying the Warrants on or prior to March 1, 2024 and thereafter use commercially reasonable efforts to effect such registration (subject to applicable securities laws) by April 1, 2024. The Warrants will expire on the date that is 5 years after the Closing Date.

Additional terms and conditions with respect to the Units shall be documented in a unit agreement that shall set forth the rights described herein and other customary terms and conditions as may be reasonably agreed by the Majority Consenting Parties and the Company.

Additional terms and conditions with respect to the Warrants shall be documented in a Warrant Agreement that shall set forth the rights described herein and other customary terms and conditions as may be reasonably agreed by the Majority Consenting Parties and the Company (the “Warrant Agreement”). The Warrant Agreement will provide that (i) the Warrants shall not vote with shareholders on an as-converted basis until exercised and (ii) holders of Warrants shall exercise such Warrants in accordance with Ohio law.

Resale Registration	The company will provide customary resale registration rights with respect to the Units and to the extent included in the Registered Exchange Offer the Warrants and the New 2L Notes and will use commercially reasonable efforts to file a resale registration statement and effect such registration with respect to such securities no later than June 30, 2023.

Collateral	The Domestic Collateral and, subject to the Guaranty and Security Principles, the Foreign Collateral, as described under “Collateral” for the Superpriority Facility.

Mandatory Prepayments	Limited to change of control and asset sale offers, provided that no such offers may be made unless the obligations under the Superpriority Facility, the New Term Loans and the 2025 Notes are discharged in full in cash unless such offer is made with Declined Proceeds with respect to the Superpriority Facility, the New Term Loan Facility and the Amended 2025 Indentures.

Voluntary Prepayments

Subject to the terms of the Superpriority Facility, the New Term Loan Facility and the Amended 2025 Indentures, the Company shall be permitted to prepay the New 2L Notes at any time, in minimum principal amounts to be agreed upon, without premium or penalty.

The Superpriority Facility, the New Term Loan Facility and the Amended 2025 Indentures shall provide that the Company will be permitted to use up to $100 million of proceeds from new equity issuances consummated on or after the Closing Date to repay, repurchase or redeem the New 2L Notes (an “Equity Issuance Prepayment”). An Equity Issuance Prepayment and/or a refinancing or redemption in connection with a change of control or sale of all or substantially all of the assets of the Company prior to April 1, 2024 shall result in the automatic cancellation of the Warrants (with no further preypayment premium or other fee) attached to the New 2L Notes being prepaid or refinanced.

For the avoidance of doubt, no other prepayment or refinancing of the New 2L Notes shall result in the cancellation of any Warrants, and in the event such prepayment or refinancing is permitted to occur, the Unit Split Date shall be deemed to have occurred on such date, and the Warrants shall continue to exist as a separate security, and the Company shall use commercially reasonable efforts to ensure that the Warrants trade under a standalone CUSIP.

18

Documentation	Consistent with the Existing 2025 Indentures, with appropriate modifications to reflect the terms of this term sheet (including the annexes hereto) and the priority status of the New 2L Notes.

Affirmative Covenants	Consistent with the Existing 2025 Indentures, with appropriate modifications to reflect the terms of this term sheet (including the annexes hereto) and the priority status of the New 2L Notes.

Negative Covenants	Consistent with the Existing 2025 Indentures, with appropriate modifications to reflect the terms of this term sheet (including the annexes hereto) and the priority status of the New 2L Notes.

Events of Default	Consistent with the Existing 2025 Indentures, with appropriate modifications to reflect the terms of this term sheet (including the annexes hereto) and the priority status of the New 2L Notes.

Conditions Precedent to Closing of the Units	Substantially consistent with the corresponding provisions set forth in the Superpriority Facility (as if the Superpriority Facility were structured as a notes issuance).

Voting/Required Holders	Consistent with the Existing 2025 Indentures, with appropriate modifications to reflect the terms of this term sheet (including the annexes hereto) and the priority status of the New 2L Notes.

Governing Law	The laws of the State of New York.

ABL Facility and Existing Revolver
Facility	A new senior secured asset-based loan facility (the “ABL Facility”) in an aggregate principal amount of $250 million syndicated by JP Morgan.

Interest Rate	SOFR+250-300bps

Maturity	July 20, 2026 (with 91 day springing maturity inside the Superpriority Facility, the New Term Loan Facility and the Amended 2025 Indentures based on thresholds of outstanding debt to be agreed)

Collateral	As described under “Collateral” for the Superpriority Facility.

Other Provisions	The terms of the ABL Facility shall be reasonably acceptable to the Majority Consenting Parties.

Existing Revolver Treatment

All holders of the Existing Revolver Exposure will have the opportunity to exchange their Existing Revolver Exposure at par into the ABL Facility (such exchange, the “Revolver Exchange”).

Holders of Existing Revolver Exposure that do not participate in the Revolver Exchange will have such Existing Revolver Exposure left outstanding with documentation and collateral changes as specified under “Certain Amendments” below.

The Company shall terminate any undrawn revolving commitments remaining under the Existing Credit Agreement on the Closing Date.

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Existing Credit Agreement Amendment and 2024 Supplemental Indenture
Certain Amendments

The holders participating in the Term Loan Exchange and the Revolver Exchange will execute an amendment to the Existing Credit Agreement (the “Existing Credit Agreement Amendment,” and the Existing Credit Agreement as so amended, the “Amended Existing Credit Agreement”). Pursuant to the 2024 Consent Solicitation and Exchange Offer, holders of 2024 Notes will be solicited to provide consents to amend the Existing 2024 Indenture through the 2024 Supplemental Indenture.

The Existing Credit Agreement Amendment and the 2024 Supplemental Indenture shall be in form and substance reasonably satisfactory to the Majority Consenting Parties and shall, among other things, (i) allow the Transactions (as defined below) to be consummated, (ii) remove substantially all negative covenants, mandatory prepayments with respect to the term loans or notes thereunder and certain other provisions to be reasonably agreed that may be removed with the consent of the requisite lenders or holders under the applicable debt document (and under applicable law, including the Trust Indenture Act of 1939), (iii) direct the administrative agent, collateral agent or trustee, as applicable, to enter into one or more intercreditor agreements in form and substance reasonably satisfactory to the Majority Consenting Parties (the “Intercreditor Agreements”) establishing the priorities described under “Collateral” for the Superpriority Facility, (iv) direct the administrative agent, collateral agent or trustee, as applicable, to release the liens securing the obligations under the Existing Credit Agreement on the ABL Priority Collateral, the Foreign Collateral and certain other assets to be agreed between the Majority Consenting Parties and the Company, (v) with respect to the Existing Credit Agreement Amendment, add in the definition of “Excluded Assets” any assets transferred, directly or indirectly, from a Foreign Obligor or direct or indirect subsidiary thereof to any Existing Guarantor after the Closing Date and any proceeds or replacements of any such transferred assets and (vi) provide for other terms or consents mutually and reasonably acceptable to the Company and the Majority Consenting Parties.

Additional Terms
Implementation

The transactions set forth herein (collectively, the “Transactions”) will be implemented as follows:

(a)   Immediately prior to the closing of the Transactions, the Company shall have completed the 2025 Consent Solicitation and the 2024 Consent Solicitation and Exchange Offer;

(b)   Immediately prior to the closing of the Transactions, the applicable Consenting Parties, the Company and the agents and/or trustees under the Existing Credit Agreement, Existing 2025 Indentures and Existing 2024 Indenture will enter into the Amendments, 2L Indenture, and issue New 2L Notes;

20

(c)   Following the effectiveness of the Existing Credit Agreement Amendment, the Company will offer holders of Existing Revolver Exposure and Existing Term Loans who are Consenting Parties the opportunity to participate in the Revolver Exchange and/or the Term Loan Exchange, as applicable, on the terms set forth herein. Concurrently with the closing of the Exchanges, the agents or trustees for the Superpriority Facility, the ABL Facility, the New Term Loan Facility, the Amended 2025 Indentures, the New 2L Indenture and the Existing Credit Agreement will enter into the Intercreditor Agreements; and

(d)   Concurrently with the closing of the Revolver Exchange, Term Loan Exchange, 2025 Consent Solicitation and 2024 Consent Solicitation and Exchange Offer (collectively, the “Exchanges”), the Superpriority Lenders will fund the new-money Superpriority Facility on the terms and conditions set forth herein and in the Superpriority Loan Documents.

Paydown

The Company shall repay (with no premium or penalty) the New Term Loans on a pro rata basis (i) on the Closing Date, at par in an amount equal to 15% of the principal amount of Existing Term Loans that participate in the Term Loan Exchange, (ii) on December 31, 2023, at par in an amount equal to 5% of the principal amount (at the time of the Term Loan Exchange) of Existing Term Loans that participated in the Term Loan Exchange, subject in the case of clause (ii) to pro forma liquidity (tested on a trailing 10-day average and based on global cash or cash equivalents, and unused availability under the ABL Facility) on December 31, 2023 in excess of $250 million (the “Liquidity Condition”) and (iii) solely in the event the repayment in clause (ii) is not made as a result of the Liquidity Condition not being satisfied, on December 31, 2024, at par in an amount equal to 5% of the principal amount (at the time of the Term Loan Exchange) of Existing Term Loans that participated in the Term Loan Exchange, subject to the Liquidity Condition (tested on a trailing 10-day average and based on global cash or cash equivalents, and unused availability under the ABL Facility) measured on a pro forma basis on December 31, 2024 (together, the “New Term Loan Paydown”).

Any cash used to pay, prepay, repay, satisfy, purchase, exchange, redeem, retire, acquire, defease, cancel, or terminate the Excess Stub Notes (including any payment of interest, fees, or principal on account of such Excess Stub Notes) shall be deemed to not reduce liquidity for purposes of determining the Liquidity Condition in connection with the New Term Loan Paydown.

Governance	Prior to the Closing Date, the Company shall identify two individuals acceptable to the Ad Hoc Group with significant financial expertise who shall be nominated by the Company as candidates to the existing board of directors of the Company (i.e., to succeed two existing directors) at the next board of directors election. In the event that such individuals are either not so nominated or fail to be elected by the Company’s shareholders, the interest rate then applicable (and any interest rate that may be applicable thereafter) on the New 2L Notes shall increase by 250bps (in the form of PIK).

Fees and Expenses & Indemnification

The Company and the Guarantors under the Superpriority Facility will indemnify the Ad Hoc Group and the Term Loan Group and its representatives (including its counsel and financial advisor) for all claims related to or arising from the Transactions on terms reasonably acceptable to the Ad Hoc Group, the Term Loan Group and the Company, other than such claims arising from gross negligence, bad faith or willful misconduct.

The fees and expenses incurred by the Ad Hoc Group (including the fees and expenses of Davis Polk & Wardwell LLP and Houlihan Lokey Capital, Inc.) and the Term Loan Group (including the fees and expenses of PJT Partners, Inc. and Gibson, Dunn & Crutcher LLP) in connection with the Transactions will be paid by the Company, whether incurred prior to, on, or following the Closing Date.

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Tax Treatment	Notwithstanding anything to the contrary herein, Majority Consenting Parties and the Company will structure the Transactions in a mutually acceptable tax efficient manner, including with respect to income tax and withholding tax consequences of the Transactions to holders and the Company, and support mutually acceptable tax positions, provided such positions are reasonable. The Company will provide a gross up, subject to customary exceptions, in respect of any applicable non-US withholding tax.

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Annex A

Other Terms

[no changes]

Exhibit B

Term Sheet Blackline

[attached]

Diebold Nixdorf, Incorporated

Summary of Terms and Conditions for

Potential Financing Transaction

Terms used but not defined herein shall have the meanings ascribed to them in the Transaction Support Agreement to which this term sheet is attached.

Reference is made to (i) that certain Credit Agreement, dated as of November 23, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Closing Date, the “Existing Credit Agreement,” and the revolving loans and revolving commitments issued thereunder the “Existing Revolver Exposure” and the term loans issued thereunder the “Existing Term Loans”), by and among Diebold Nixdorf, Incorporated (the “Company”), JPMorgan Chase Bank (N.A.), as the administrative agent, the Company’s subsidiary borrowers party thereto, the guarantors party thereto from time to time and the lenders party thereto, (ii) that certain Senior Notes Indenture, dated as of April 19, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Closing Date, the “Existing 2024 Indenture,” and the notes issued thereunder, the “2024 Notes”), by and among the Company, U.S. Bank National Association, as the trustee, and the Company’s subsidiary guarantors party thereto, (iii) that certain Senior Secured Notes Indenture, dated as of July 20, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from prior to the Closing Date, the “Existing U.S. 2025 Indenture”), by and among the Company, U.S. Bank National Association, as the trustee, and the Company’s subsidiary guarantors party thereto and (iv) that certain Senior Secured Notes Indenture, dated as of July 20, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Closing Date, the “Existing Euro 2025 Indenture,” together with the Existing U.S. 2025 Indenture, the “Existing 2025 Indentures,” and the notes issued under the Existing 2025 Indentures, the “2025 Notes”), by and among Diebold Nixdorf Dutch Holding B.V., the Company, U.S. Bank National Association, as the trustee, and the Company’s subsidiary guarantors party thereto.

Superpriority Facility

Facility Amount & Type	A new money senior secured superpriority term loan facility in an aggregate principal amount of $400 million (the “Superpriority Facility,” and the loans thereunder, the “Superpriority Loans”). Once repaid, the Superpriority Loans may not be reborrowed.

All of the Superpriority Loans shall be provided by a financial institution acting as a fronting lender that is mutually and reasonably acceptable to the Company and the Majority Consenting Parties and subsequently assigned as a loan to the applicable Consenting Party. The Company will pay all reasonable documented fees, charges and disbursements of the fronting lender and outside counsel to the fronting lender.

Borrower	Diebold Nixdorf Holding Germany GmbH (the “Superpriority Borrower”)

Guarantors	(i) The borrower and all guarantors under the Existing Credit Agreement and Existing 2025 Indentures (the “Existing Guarantors”) and (ii) subject to the Guaranty and Security Principles (as defined below), the subsidiaries of the Superpriority Borrower (other than Excluded Subsidiaries) that are domiciled in Germany and the other subsidiaries of the Company (other than Excluded Subsidiaries) that are domiciled in the other Specified Jurisdictions (in each case, other than Existing Guarantors) (the “Foreign Guarantors” and, together with the Superpriority Borrower, the “Foreign Obligors”).

The provision of guarantees and the granting of collateral by subsidiaries of the Company domiciled outside the United States will be effectuated to the maximum extent permitted by, but subject in all respects to applicable law (including capital maintenance, financial assistance, director and officer fiduciary and other similar legal duties) and will be subject in all respects to customary enforcement limitation language, and materiality considerations, reasonably acceptable to the Company and the Majority Consenting Parties (the “Guaranty and Security Principles”).[1]

[1]

Providing liens in favor of the New Term Loans, the 2025 Notes and the New 2L Notes will be subject to considerations under German insolvency law. Liens provided by German Guarantors other than pledges (“Pfandrechte”) or land charges (“Grundschulden”) (e.g. security on trade receivables or movable assets) will be subject to the consent of the Majority Consenting Parties in consultation with the Company.

The provision of such guarantees and the granting of such collateral will be structured to the greatest extent reasonably practicable to minimize the risk of potential challenge in a manner reasonably acceptable to the Company and the Majority Consenting Parties, which may include (i) the provision of separate guarantees and, to the extent possible, separate security interests and liens in collateral of different or equal rank for each facility, (ii) the provision of value by trustees, agents or other entities acting on behalf of holders of New Term Loans, 2025 Notes and/or New 2L Notes in exchange for granting of guarantees and collateral for the benefit thereof by Foreign Obligors, which may include Diebold Nixdorf, Incorporated assigning to such entities a portion of intercompany claims owed to Diebold Nixdorf, Incorporated by Diebold Nixdorf Holding Germany GmbH in an appropriate amount and, following such assignment, such entities forgiving such claims in exchange for the granting of guarantees and liens in favor of the New Term Loans, 2025 Notes and New 2L Notes.

Except as set forth above with respect to guarantees provided by certain foreign subsidiaries, “Excluded Subsidiaries” under the loan documents for the Superpriority Facility (the “Superpriority Loan Documents”) shall be defined in a manner consistent with the Existing Credit Agreement, as modified on Annex A hereto.[2]

“Specified Jurisdictions” means Germany, Canada, Belgium, France, the UK, Sweden, Spain, Poland, Italy and the Netherlands.

Lenders	The Initial Eligible Consenting Parties and Other Eligible Consenting Parties who properly elect to fund Superpriority Loans pursuant to the Transaction Support Agreement (collectively, the “Superpriority Lenders”).

The Superpriority Lenders shall be paid a participation premium (the “Participation Premium”) on the Closing Date in cash in an amount equal to 3% of the principal amount of the Superpriority Facility, which shall be allocated to the Superpriority Lenders pro rata based on the amount of Superpriority Loans funded.

Structuring Premium	The Structuring Parties shall be paid, on the Closing Date, a structuring premium (the “Structuring Premium”) in cash equal to $8,981,261.10. The Structuring Premium will be used by the Structuring Parties to purchase common stock from the Company as described in, and subject to the terms and conditions specified in, the Transaction Support Agreement. The Company shall use commercially reasonable efforts to issue such stock ~~and to ensure such stock is issued in a registered transaction.~~ to the Structuring Parties and file a resale registration statement with the SEC covering such stock as soon as practicable following the date the equity purchase agreement for such sale is entered into, but in no event later than five (5) Business Days after the Closing Date, and thereafter use commercially reasonable efforts to effect such registration as soon as practicable (but in no event prior to the date the Company files a Current Report on Form 8-K under Item 2.02 reporting its fiscal 2022 results), in each case, subject to applicable securities laws. The Structuring Premium is subject to adjustment as described in the Transaction Support Agreement; provided that in no event shall the Structuring Premium exceed $12 million in the aggregate. To the extent that the Company is not able to issue shares of common stock up to 4.00% in the aggregate of the shares of common stock of the Company after the use of commercially reasonably efforts to do so, the Structuring Parties shall be permitted to retain any excess Structuring Premium received. Notwithstanding anything herein to the contrary, solely to the extent that and so long as applicable fund policies of a Consenting Party prohibit such Consenting Party from accepting the Structuring Premium through the receipt or purchase of stock or equity interests, and such Consenting Parties provide notice of such prohibition within two (2) Business Days of the Agreement Effective Date, such Consenting Party shall receive payment of its pro rata share of the Structuring Premium in cash.

[2]

For the avoidance of doubt, the existing pledges of less than 100% of the equity interest of an applicable subsidiary shall be increased to 100% of such equity interests to the greatest extent practicable, subject to the Guaranty and Security Principles.

Ticking Fee	To the extent the Closing Date has not occurred prior to the 61st day following the Execution Date, each Superpriority Lender shall be paid, on and subject to the occurrence of the Closing Date, a ticking fee (the “Ticking Fee”) in an amount equal to the Applicable Ticking Fee Rate (as defined below) on such Superpriority Lender’s allocated commitments in respect of the Superpriority Facility. “Applicable Ticking Fee Rate” means, with respect to each period set forth below:

Period	Ticking Fee
Days 1-60	0.00% per annum;

Days 61 and Thereafter	A rate per annum equal to 100% of the interest rate margin applicable to SOFR loans (as determined according to such Superpriority Lender’s commitment) under the Superpriority Facility.

The Ticking Fee shall be paid in the form of additional Superpriority Loans.

Administrative and Collateral Agents	A financial institution reasonably acceptable to the Majority Consenting Holders and the Company.

Interest Rate	SOFR (with 10bps credit spread adjustment) + 640bps SOFR provisions to be based on LSTA precedent with such changes to be mutually agreed; provided that there will be a 4.0% floor.

Default Rate	2.0% plus the then-applicable rate in the case of overdue principal; 2.0% plus the rate then-applicable to ABR loans in the case of all other overdue amounts.

Original Issue Discount	2.0%

Amortization	None.

Maturity Date	July 15, 2025

Call Protection	Any payment of the Superpriority Loans prior to the maturity date (including any voluntary prepayment and payment as a result of or following the acceleration of the Superpriority Loans or otherwise, but excluding certain mandatory prepayments as described below) will be accompanied by the following prepayment premium (the “Superpriority Prepayment Premium”) as set forth below opposite the relevant period from the Closing Date as indicated below:

Period	Superpriority Prepayment Premium
Months 1 –24	Make-Whole Amount (to be defined in a manner acceptable to the Company and the Majority Consenting Parties with customary T+50bps present value discounting)

Thereafter	5% of principal amount being repaid;

provided that (i) the Superpriority Prepayment Premium shall be 1% of the principal amount being repaid for prepayments made as a result of asset sales (other than a transformative disposition or other transaction involving all or substantially all of the assets of the Company) and (ii) the Superpriority Prepayment Premium shall be 5% of the principal amount being repaid, including during months 1 – 24, for mandatory prepayments made as a result of any change of control, transformative acquisition or disposition or similar transaction, in each case, involving all or substantially all of the assets of the Company.

In addition, for the avoidance of doubt, the Superpriority Prepayment Premium will be payable in the event of a bankruptcy filing or other insolvency event by the Company or any of the Guarantors, any foreclosure, exercise of remedies and/or sale of Collateral (as defined below) following an event of default, the sale of Collateral in an insolvency proceeding, any restructuring, reorganization or compromise of the obligations under the Superpriority Facility, or the termination of the Superpriority Loan documentation as a result of such events.

Collateral	Foreign Collateral:

With respect to the Foreign Collateral (defined below), the ranking of the liens securing the Superpriority Facility, the ABL Facility, the New Term Loans, the 2025 Notes and the New 2L Notes shall be as follows:

Subject to the Guaranty and Security Principles, the ABL Facility (as defined below) shall have a first priority perfected security interest in and lien on certain current assets, including cash (other than cash constituting proceeds of Non-ABL Priority Collateral), inventory and receivables (the “ABL Priority Collateral”) of the Foreign Obligors, and the Superpriority Facility shall have a first priority perfected security interest in and lien on substantially all other assets (subject to exclusions for “Excluded Property” as defined consistent with the Existing Credit Agreement, as modified on Annex A hereto) other than the ABL Priority Collateral (the “Non-ABL Priority Collateral”) of the Foreign Obligors (the “Foreign Collateral”).[3] The ABL Facility shall have a fourth priority perfected security interest in and lien on the Non- ABL Priority Collateral of the Foreign Obligors, and the Superpriority Facility shall have a second priority perfected security interest in and lien on the ABL Priority Collateral of the Foreign Obligors.

Subject to the Guaranty and Security Principles, the New Term Loans and the 2025 Notes shall have a third priority perfected security interest in and lien on the ABL Priority Collateral of the Foreign Obligors and a second priority perfected security interest in and lien on the Non-ABL Priority Collateral of the Foreign Obligors.

Subject to the Guaranty and Security Principles, the New 2L Notes shall have a fourth priority perfected security interest in and lien on the ABL Priority Collateral of the Foreign Obligors and a third priority perfected security interest in and lien on the Non-ABL Priority Collateral of the Foreign Obligors.

[3]

Solely for purposes of the intercreditor relationship between the Superpriority Facility, the New Term Loans, the 2025 Notes and the New 2L Notes, all property and assets of Foreign Obligors and proceeds thereof will be deemed to constitute Foreign Collateral, regardless of whether a perfected security interest in and lien on such property or proceeds has been created.

To the extent that applicable law does not provide that collateral can be secured by both first priority and junior priority perfected security interests, the priorities set forth in this section entitled Collateral shall be established through contractual arrangements reasonably acceptable to the Majority Consenting Parties and the Company.[4]

Intercompany debt obligations of (i) Foreign Obligors, including, without limitation, intercompany debt obligations of Diebold Nixdorf Holding Germany GmbH to Diebold Nixdorf, Incorporated and to Diebold Nixdorf Dutch Holding B.V., and (ii) Existing Guarantors or Foreign Obligors to subsidiaries of the Company that are not Existing Guarantors or Foreign Obligors shall be subordinated with respect to payment priority, and subject to agreements providing for turnover, with respect to the Superpriority Facility, the ABL Facility, the New Term Loans, the 2025 Notes and the New 2L Notes, in a manner to be agreed by the Company and the Majority Consenting Parties.

Domestic Collateral:

With respect to the Domestic Collateral (defined below), the ranking of the liens securing the Superpriority Facility, the ABL Facility, the New Term Loans, the 2025 Notes, the New 2L Notes, and the Existing Term Loans shall be as follows; provided that, from and after the date on which the Existing Term Loans are no longer outstanding, the ranking of the liens with respect to the Domestic Collateral that is Non-ABL Priority Collateral shall be changed to be the same as the ranking of the liens with respect to the Foreign Collateral that is Non-ABL Priority Collateral:

The Superpriority Facility shall have a first priority perfected security interest in and lien on substantially all assets of the Company and each Existing Guarantor (subject to exclusions for “Excluded Property as defined consistent with the Existing Credit Agreement, as modified by Annex A hereto), including on certain assets (other than assets constituting the Foreign Collateral) currently not encumbered by the liens securing the Existing Term Loans and the 2025 Notes to be agreed by the Company and the Majority Consenting Parties (the “Domestic Collateral,” and together with the Foreign Collateral, the “Collateral”); provided, that the ABL Facility shall have a first priority security interest in and lien on Domestic Collateral constituting ABL Priority Collateral and the Superpriority Facility will have a second priority perfected security interest in and lien on the Domestic Collateral constituting ABL Priority Collateral.

The New Term Loans and the 2025 Notes will have a pari passu first priority perfected security interest in and lien on Domestic Collateral that is Non-ABL Priority Collateral and a third priority perfected security interest in and lien on Domestic Collateral that is ABL Priority Collateral.

The Existing Term Loans will have a pari passu first priority perfected security interest in and lien on Domestic Collateral that is Non-ABL Priority Collateral.[5] The liens of the Existing Term Loans on the ABL Priority Collateral and on Foreign Collateral shall be released pursuant to the Amended Existing Credit Agreement.

[4]	For the avoidance of doubt, such collateral shall fall within the scope of footnote 4 above.
[5]

Liens of the Existing Term Loans shall be released on certain Non-ABL Priority Collateral mutually acceptable to the Company and the Majority Consenting Parties, and the lien priorities on such Non-ABL Priority Collateral shall be the same as the priorities on the Foreign Collateral that is Non-ABL Priority Collateral.

The New 2L Notes will have a second priority perfected security interest in and lien on Domestic Collateral that is Non-ABL Priority Collateral and a fourth priority perfected security interest in and lien on Domestic Collateral that is ABL Priority Collateral.

The ABL Facility will have a third priority perfected security interest in and lien on Domestic Collateral that is Non-ABL Priority Collateral.

“Excluded Property” shall be defined in a manner consistent with the Existing Credit Agreement, as modified on Annex A hereto.

The Loan Parties will be required to, within 90 days of the Closing Date (which may be extended by the administrative agent for the Superpriority Facility acting at the direction of the Required Superpriority Lenders (as defined below)), (i) deliver control agreements with respect to each of their U.S. deposit accounts and securities accounts and (ii) in the case of non-U.S. Guarantors, subject to the Guaranty and Security Principles, enter into customary foreign law governed security documentation under the law of the jurisdictions of such non-U.S. Guarantors (in each case under clauses (i) and (ii), subject to additional exclusions to be agreed). In no event shall foreign law security documentation be required in jurisdictions other than the Specified Jurisdictions.

Mandatory Prepayments	Consistent with the Existing Credit Agreement, with appropriate modifications to reflect the terms of this term sheet (including all annexes hereto) and the priority status of the Superpriority Facility. For the avoidance of doubt, there shall be no excess cash flow mandatory prepayments.

Any Superpriority Lender may elect not to accept any mandatory prepayment (other than in connection with a refinancing event in respect of the Superpriority Loans). Any such rejected amount shall be re-offered to non-declining Superpriority Lenders and, if any amount is rejected after such re-offering (any such amount, the “Declined Proceeds”), may be retained by the Company and used in a manner not otherwise prohibited.

Voluntary Prepayments	The Company will be permitted to prepay the Superpriority Loans at any time, in minimum principal amounts to be agreed upon, without premium or penalty other than payment of the Superpriority Prepayment Premium as described herein and subject to reimbursement of the Superpriority Lenders’ redeployment costs in the case of SOFR Loans (other than on the last date of the relevant interest period).

Documentation Principles	Definitive documentation will be in form and substance satisfactory to the Company and the Majority Consenting Parties giving due regard to the Existing Credit Agreement and the security and other ancillary documents entered in connection with the Existing Credit Agreement, with revisions to reflect the terms of this term sheet (including Annex A and all other annexes hereto) and additional revisions to reflect the priority status of the Superpriority Facility and materiality thresholds, exceptions, grace periods and other revisions reasonably acceptable to the Company and the Majority Consenting Parties (collectively, the “Documentation Principles”).

Representations and Warranties	To give due regard to the representations and warranties set forth in the Existing Credit Agreement in a manner consistent with the Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto.

Affirmative Covenants	To give due regard to the affirmative covenants set forth in the Existing Credit Agreement in a manner consistent with the Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto. Notwithstanding the foregoing, (i) the affirmative covenants will include a requirement to use commercially reasonable efforts to (a) obtain a facility rating from both S&P and Moody’s within 45 days of the Closing Date and (b) maintain a corporate rating from both S&P and Moody’s (but will not include a requirement to maintain any specific rating~~).~~) and (ii) the financial reporting covenants will permit a going concern or like qualification or exception relating to the upcoming maturity of the 2024 Notes.

Negative Covenants	To give due regard to the negative covenants set forth in the Existing Credit Agreement in a manner consistent with the Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto; provided that:

• revisions shall reflect the corresponding provisions set forth in Annex A;

•   the Company will not, nor will it permit any Subsidiary to, (other than (i) at maturity ~~and other than~~, (ii) with respect to regular debt service~~)~~, or (iii) to the extent required by the Registered Exchange Offer Covenants (as defined below)) make or pay, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of any 2024 Notes, the New 2L Notes, or loans outstanding after the Closing Date under the Amended Existing Credit Agreement (as defined below), including any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the prepayment (whether optional or mandatory), satisfaction, purchase, exchange, redemption, retirement, acquisition, defeasance, cancellation or termination of any such 2024 Notes, the New 2L Notes, or loans outstanding after the Closing Date under the Amended Existing Credit Agreement; provided, that:

•   the Company may (i) use up to $100 million of proceeds from new equity issuances consummated on or after the Closing Date to repay, repurchase or redeem the New 2L Notes, and (ii) redeem or refinance the New 2L Notes in connection with any change of control or sale of all or substantially all of the Company’s assets solely to the extent the Superpriority Facility, the New Term Loans and the 2025 Notes have been paid in full in cash; and

•   the Company may make prepayments or repayments of the loans outstanding after the Closing Date under the Amended Existing Credit Agreement or the 2024 Notes outstanding after the Closing Date, with the proceeds of (A) junior financing, that (x) is junior in security and priority to each of the Superpriority Facility, the ABL Facility, the New Term Loans, the 2025 Notes and the New 2L Notes and (y) limits payment of interest on such financing to PIK interest or (B) newly issued equity of or capital contributions in the Company;

•   except as otherwise detailed on Annex A, the definitive documentation shall not allow for any non-ordinary course capacity with respect to negative covenants, including, without limitation, permitted indebtedness, permitted liens, permitted investments, restricted payments, sale-leaseback transactions, asset sales and affiliate transactions; ~~and~~

•      except as otherwise detailed on Annex A, the definitive documentation shall include, without limitation, (i) waterfall protection, pro rata protection, and “Serta”, “J.Crew”, “Chewy” and “Incora” protection, in each case acceptable to the Majority Consenting Parties and the Company; (ii) no day- one unrestricted subsidiaries and no ability to transfer assets to unrestricted subsidiaries, designate any new unrestricted subsidiaries, or hold assets at any unrestricted subsidiaries; and (iii) standard yield protection provisions (including, without limitation, provisions relating to compliance with risk- based capital guidelines, increased costs and payments free and clear of withholding taxes (subject to customary qualifications~~)).~~)); and

•   Restricted payments, repayments of intercompany indebtedness, intercompany loans, investments made after the execution of the TSA, dispositions and other payments or transfers, in each case other than in the ordinary course of business or for a bona fide business purpose, from a Foreign Obligor to a obligor under the Existing Term Loans (an “Existing Obligor”), shall be subject to the same restrictions as if made to a non-Guarantor rather than an Existing Obligor until the date on which the Existing Term Loans are no longer outstanding.

Registered Exchange Offer Covenants	Following the Closing Date the Company will be required to (a) use reasonable best efforts, consistent with applicable securities laws, to file a Form S-4 by February 14, 2023 for a registered exchange of 2024 Notes held by holders that did not, or were not eligible to, participate in the 2024 Consent Solicitation and Exchange Offer for units comprised of New 2L Notes and Warrants (the “Registered Exchange Offer”), (b) use reasonable best efforts, consistent with applicable securities laws, to launch the Registered Exchange Offer as soon as practicable but no later than March 15, 2023 and (c) consummate the Registered Exchange Offer as soon as practicable but no later than May 30, 2023, subject to extension for SEC review period but in any event no later than June 30, 2023. If the Company has used reasonable best efforts to satisfy the milestones reflected in the immediately preceding sentence, then such milestones may be extended one-time by up to 15 days, in the aggregate, with the consent of holders comprising a majority of the outstanding aggregate principal amount of each of the Superpriority Facility, the New Term Loan Facility and the 2025 Secured Notes.

The Company will use reasonable best efforts to maximize retail participation in the Registered Exchange Offer, which shall include as part of the Registered Exchange Offer a soliciting broker fee payable to retail brokers that are appropriately designated by their tendering holder clients to receive such fee.

The Company will be required to raise equity capital prior to the maturity date of the 2024 Notes in an amount necessary to repurchase, redeem, prepay or pay in full the principal amount (and any other accrued and unpaid fees or expenses that remain unpaid at the time of repurchase, redemption, prepayment or payment in full) of any 2024 Notes that failed to participate in the 2024 Consent Solicitation and Exchange Offer or the Registered Exchange Offer in excess of $20 million of principal amount of 2024 Notes (such 2024 Notes in excess of $20 million, the “Excess Stub Notes”), and proceeds of such equity capital will be required to be used to repurchase, redeem, prepay or pay in full the Excess Stub Notes prior to the maturity date of the 2024 Notes.

The foregoing covenants are referred to as the “Registered Exchange Offer Covenants,” and shall be included in the Superpriority Facility, the New Term Loan Facility, and the Amended 2025 Indentures. Failure to satisfy any requirement under the Registered Exchange Offer Covenants will constitute an immediate event of default under the Superpriority Facility, the New Term Loan Facility, and the Amended 2025 Indentures. Except as set forth above, any waiver, amendment or modification of the Registered Exchange Offer Covenants will require the consent of holders comprising at least 85% of the outstanding aggregate principal amount of the Superpriority Facility, 60.1% of the outstanding aggregate principal amount of the New Term Loan Facility and 60.1% of the outstanding principal amount of the 2025 Secured Notes.

Use of Proceeds	Proceeds from the Superpriority Facility shall only be used by the Borrower for general corporate purposes and to make the New Term Loan Paydown, in each case pursuant to the terms hereof (and, for the avoidance of doubt, shall not be used to make payments on any other funded indebtedness).

Events of Default	To give due regard to the events of default in the Existing Credit Agreement in a manner consistent with the Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto.

Conditions Precedent to Closing	The closing of the Superpriority Facility will be subject to satisfaction or waiver by the Majority Consenting Parties of the following conditions precedent:

(a)   execution of the Superpriority Facility and related loan documents; provided that if any required collateral and guarantee items other than the filing of UCC financing statements and IP security agreements with the USPTO and USCO and the delivery of possessory collateral cannot be satisfied at closing, the Company and the Majority Consenting Parties shall agree to reasonable extensions of time for such items to be completed on a post- closing basis;

(b) delivery of the Intercreditor Agreements (as defined below);

(c)   all of the representations and warranties in the Superpriority Loan Documents shall be true and correct in all material respects (or if qualified by materiality or material adverse effect, in all respects) as of the Closing Date, or if such representation speaks as of an earlier date, as of such earlier date;

(d) no default or event of default under the Superpriority Facility shall have occurred or be continuing;

(e) no default or event of default under the Transaction Support Agreement shall have occurred or be continuing;

(f)   no event or circumstance that, individually or in the aggregate with other events or circumstances, has had or would reasonably be expected to have a Material Adverse Effect, shall have occurred from the signing of the Transaction Support Agreement;

(g) delivery of a customary borrowing notice and solvency certificate;

~~(h) delivery of a customary expert opinion (“Sanierungsgutachten”) confirming that a sustainable restructuring of the German obligors is more likely than not;~~

(h)   delivery of a customary expert opinion confirming that none of the Borrower and its German Subsidiaries is illiquid (zahlungsunfähig), pending illiquid (drohend zahlungsunfähig) or over-indebted (überschuldet) under applicable laws (in accordance with standard IDW S11 of the German institute of auditors (Institut der Wirtschaftsprüfer in Deutschland e.V.)), and stating that such companies will have sufficient liquidity for the next 24 months and that there are no indications of a crisis that required the preparation of a restructuring opinion (Sanierungsgutachten);

(i) delivery of legal opinions (other than with respect to no conflicts) reasonably acceptable to the Majority Consenting Parties, including from any local counsel to the loan parties;

(j) (1) receipt of executed copies of the Existing Credit Agreement Amendment, the 2025 Supplemental Indentures and the 2024 Supplemental Indenture (collectively, the “Amendments”) and the substantially concurrent occurrence of the effective date of such Amendments, (2) receipt of an executed copy of the New 2L Indenture and (3) receipt of an executed copy of the credit agreement for the ABL Facility (and, in the case of (2) and (3), customary evidence of the effectiveness of such agreements);

(k)   the substantially concurrent consummation of the Revolver Exchange, the Term Loan Exchange, the 2025 Consent Solicitation and the 2024 Consent Solicitation and Exchange Offer; provided that (x) in the case of the Term Loan Exchange, the aggregate principal amount of Existing Term Loans exchanged pursuant to the Term Loan Exchange shall not be lower than 95% (or a different amount mutually agreed by the Company and the Majority Consenting Parties) of the aggregate principal amount of outstanding Existing Term Loans and (y) in the case of the 2024 Consent Solicitation and Exchange Offer, the aggregate principal amount of 2024 Notes that provide consents and exchange pursuant to the 2024 Consent Solicitation and Exchange Offer shall not be lower than ~~95~~83.4% (or a different amount mutually agreed by the Company and the Majority Consenting Parties);

(l) delivery of a certificate by an officer or director of each loan party (i) attaching copies of all constituent and governing documents of the loan party as in effect as of the Closing Date and at all times since a date prior to the date of the resolutions described in the following clause (ii), (ii) attaching resolutions adopted by the applicable board of directors or equivalent governing body of the loan party authorizing the execution, delivery and performance of the Superpriority Loan Documents and (iii) certifying as to the good standing (to the extent such concept or a similar concept exists under the laws of the applicable jurisdiction) of the loan party;

(m) delivery of (i) a perfection certificate and the results of a search of the UCC or PPSA (or equivalent), tax and judgment, USPTO, USCO and CIPO filings made with respect to the loan parties and (ii) copies of the financing statements (or other documents) disclosed by the lien search and evidence reasonably satisfactory to the Majority Consenting Parties that the liens indicated by such financing statements (or other documents) are permitted by the Superpriority Loan Documents or will be released in connection with closing;

(n) receipt of any applicable KYC information requested by the administrative agent under the Superpriority Facility;

(o)   all fees or premiums required to be paid to the administrative agent under the Superpriority Facility and the Superpriority Lenders on the Closing Date and reasonable and documented out-of-pocket expenses (including legal expenses) required to be paid to or for the benefit of the administrative agent for the Superpriority Facility and the Superpriority Lenders on the Closing Date shall, upon the initial borrowing (or deemed borrowing) of the Superpriority Facility, have been paid;

(p)   all fees and expenses required to be paid to the Ad Hoc Group Advisors and the Term Loan Group Advisors under the terms of their respective fee and/or engagement letters or the Transaction Support Agreement shall have been paid;

(q)   receipt of customary evidence of: (1) the acceptance and cancellation of the 2024 Notes tendered in exchange for the New 2L Notes, (2) the issuance of the New 2L Notes, (3) the effectiveness of the Amendments and (4) the issuance of the New Term Loans; and

(r) payment of the amount of the New Term Loan Paydown due on the Closing Date.

Voting / Required Superpriority Lenders	To give due regard to the voting provisions in the Existing Credit Agreement in a manner consistent with the Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto.

Superpriority Lenders holding more than 50% of the outstanding principal amount of the Superpriority Loans are referred to herein as the “Required Superpriority Lenders.”

For the avoidance of doubt, voting thresholds (including sacred rights) shall be consistent with Annex A hereto~~.~~ and subject to the thresholds specified under “Registered Exchange Offer Covenants” above.

Assignments and Participations	Usual and customary for facilities of this type; provided that the Company may purchase with cash Superpriority Loans solely through Dutch auction or similar procedures to be agreed that are offered to all Superpriority Lenders on a pro rata basis in accordance with customary procedures to be agreed and subject to customary restrictions to be agreed; provided, further, that (i) any Superpriority Loans so repurchased will be immediately cancelled and (ii) no default or event of default is continuing or would result therefrom. The Company may not purchase the Superpriority Loans for any consideration other than cash.

The Company shall use commercially reasonable efforts to include in the Superpriority Loan Documents that the administrative agent will (i) not charge any processing or recordation fee in respect of assignments of Superpriority Loans by Superpriority Lenders to any of their respective affiliates or managed funds and (ii) charge only one processing or recordation fee in respect of related assignments of Superpriority Loans by affiliated Superpriority Lenders; provided that the Company shall not be required to pay such fees in lieu of Superpriority Lenders.

Other Provisions	The Superpriority Loan Documents will include customary provisions regarding increased costs, illegality, tax indemnities, waiver of trial by jury and other similar provisions consistent with the Documentation Principles.

The documentation for the Superpriority Facility shall provide that the “Secured Parties” under the Superpriority Facility shall exclude each lender that is subject to federally regulated lender flood laws (“Flood Laws”), solely with respect to any mortgaged property that is subject to Flood Laws, unless such lender receives customary flood diligence information (including flood determinations, flood insurance certificates and related endorsements) that is acceptable to such lender. The Company shall use commercially reasonable efforts to provide the Consenting Parties with such customary flood diligence information.

Governing Law	The laws of the State of New York.

New Term Loan Facility

Facility Type	A secured term loan facility having the lien priority described under “Collateral” for the Superpriority Facility (the “New Term Loan Facility” and, the loans thereunder, the “New Term Loans”). Once repaid, the New Term Loans may not be reborrowed.

Borrower	Diebold Nixdorf, Incorporated.

Guarantors	The Existing Guarantors and, subject to the Guaranty and Security Principles, the Foreign Obligors.

Term Loan Exchange	All holders of Existing Term Loans will have the opportunity to exchange 100% of the principal amount of their Existing Term Loans for New Term Loans issued under a new credit agreement for the New Term Loan Facility in an aggregate principal amount equal to 100% of the principal amount of the Existing Term Loans so exchanged (such exchange, the “Term Loan Exchange”).

All accrued and unpaid interest on Existing Term Loans that are exchanged shall be paid in full in cash.

The holders of Existing Term Loans participating in the Term Loan Exchange shall provide consents to amend the Existing Credit Agreement as set forth in this Term Sheet and other consents and waivers to be agreed by the Company and the Majority Consenting Parties in connection with the Term Loan Exchange.

In addition to the foregoing, holders of Euro-denominated Existing Term Loans that are Initial Eligible Consenting Parties shall have the option to exchange at par Euro- denominated Existing Term Loans into Dollar-denominated New Term Loans on the Closing Date. The Dollar-denominated tranche of New Term Loans will be proportionately increased for any such exchanges, and the Euro-denominated tranche of New Term Loans will be proportionately decreased.

Term Loan Transaction Premium	Holders of Existing Term Loans that are Initial Eligible Consenting Parties and Other Eligible Consenting Parties shall, solely on account of Existing Term Loans held as of the Record Date, be paid upon the Closing Date a transaction premium of 3.0% of the principal amount of New Term Loans received in exchange for such Existing Term Loans in the Term Loan Exchange, paid in the form of additional New Term Loans (the “Term Loan Transaction Premium”).

For the avoidance of doubt, in the event that applicable Existing Term Loans are assigned or transferred in accordance with the terms of the Transaction Support Agreement, the Term Loan Transaction Premium shall remain payable on account of such applicable Existing Term Loans and be paid to the holder thereof as of the Closing Date.

Without duplication of any other Term Loan Transaction Premium that is payable on the Closing Date, holders of Existing Term Loans that participate in the Term Loan Exchange shall, solely on account of Existing Term Loans held as of the Closing Date (and not, for the avoidance of doubt, Existing Term Loans that were held by the Initial Eligible Consenting Parties and Other Eligible Consenting Parties on the Record Date), be paid the Term Loan Transaction Premium upon the Closing Date.

For the avoidance of doubt, no Term Loan Transaction Premium shall be paid more than once with respect to any Existing Term Loans.

Administrative Agent	J.P. Morgan Chase Bank N.A.

Collateral Agent	A financial institution reasonably acceptable to the Majority Consenting Holders and the Company.

Interest Rate	SOFR (with 10bps credit spread adjustment) + 525bps / E+550bps SOFR provisions to be same as the Superpriority Facility; provided the SOFR floor will be 1.5%.

The EURIBOR floor will be 0.5%.

Default Rate	2.0% plus the then-applicable rate in the case of overdue principal; 2.0% plus the rate then applicable to ABR loans in the case of all other overdue amounts.

Amortization	0.25% per quarter, with the first such amortization payment payable on the final day of the quarter immediately following the quarter in which the Closing Date occurs; provided that such amortization payments in the applicable calendar year shall be credited against any 5% New Term Loan Paydown contemplated hereunder on December 31, 2023 or 2024.

Maturity Date	July 15, 2025

Call Protection	None.

Collateral	The Domestic Collateral and, subject to the Guaranty and Security Principles, the Foreign Collateral, as described under “Collateral” for the Superpriority Facility.

Excess Cash Flow Sweep	None.

Mandatory Prepayments	Same as the Superpriority Facility, subject to customary and appropriate changes to account for the lien priority status of the New Term Loan Facility reasonably acceptable to the Company and the Majority Consenting Parties (including that no such prepayment may occur unless the obligations under the Superpriority Facility are discharged in full in cash unless such prepayment is made with Declined Proceeds).

Voluntary Prepayments	Subject to the terms of the Superpriority Facility and the Amended 2025 Indentures, the Company shall be permitted to prepay the New Term Loans at any time, in minimum principal amounts to be agreed upon, without premium or penalty.

Documentation Principles	Substantially consistent with the corresponding provisions set forth in the Superpriority Facility with appropriate modifications to reflect the lien priority status of the New Term Loan Facility (the “New Term Loan Facility Documentation Principles”).

Representations and Warranties	To give due regard to the representations and warranties set forth in the Existing Credit Agreement in a manner consistent with the New Term Loan Facility Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto.

Affirmative Covenants	To give due regard to the affirmative covenants set forth in the Existing Credit Agreement in a manner consistent with the New Term Loan Facility Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto. Notwithstanding the foregoing, the financial reporting covenants will permit a going concern or like qualification or exception relating to the upcoming maturity of the 2024 Notes.

Negative Covenants	To give due regard to the negative covenants set forth in the Existing Credit Agreement in a manner consistent with the New Term Loan Facility Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto; provided, that:

• revisions shall reflect the corresponding provisions set forth in Annex A;

•   the Company will not, nor will it permit any Subsidiary to, (other than (i) at maturity ~~and other than~~, (ii) with respect to regular debt service, or (iii) to the extent required by the Registered Exchange Offer Covenants) make or pay, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of any 2024 Notes, the New 2L Notes, or loans outstanding after the Closing Date under the Amended Existing Credit Agreement (as defined below), including any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the prepayment (whether optional or mandatory), satisfaction, purchase, exchange, redemption, retirement, acquisition, defeasance, cancellation or termination of any such 2024 Notes, the New 2L Notes, or loans outstanding after the Closing Date under the Amended Existing Credit Agreement; provided, that:

•   the Company may (i) use up to $100 million of proceeds from new equity issuances consummated on or after the Closing Date to repay, repurchase or redeem the New 2L Notes, and (ii) redeem or refinance the New 2L Notes in connection with any change of control or sale of all or substantially all of the Company’s assets solely to the extent the Superpriority Facility, the New Term Loans and the 2025 Notes have been paid in full in cash; and

•   the Company may make prepayments or repayments of the loans outstanding after the Closing Date under the Amended Existing Credit Agreement or the 2024 Notes outstanding after the Closing Date, with the proceeds of (A) junior financing, that (x) is junior in security and priority to each of the Superpriority Facility, the ABL Facility, the New Term Loans, the 2025 Notes and the New 2L Notes and (y) limits payment of interest on such financing to PIK interest or (B) newly issued equity of or capital contributions in the Company.

Financial Covenant	None.

Registered Exchange Offer Covenants	As described under “Registered Exchange Offer Covenants” for the Superpriority Facility.

Events of Default	To give due regard to the events of default set forth in the Existing Credit Agreement in a manner consistent with the New Term Loan Facility Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto.

Conditions Precedent to Closing	Substantially consistent with the corresponding provisions set forth in the Superpriority Facility section above (as if the Superpriority Facility were structured as a term loan facility regardless of whether it is structured in such manner or as a notes issuance).

Voting/Required Lenders	To give due regard to the voting provisions set forth in the Existing Credit Agreement in a manner consistent with the New Term Loan Facility Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto.

Assignments and Participations	To give due regard to the assignment and participation provisions set forth in the Existing Credit Agreement in a manner consistent with the New Term Loan Facility Documentation Principles, including, for avoidance of doubt, the revisions specified in Annex A hereto. The Company may not purchase the New Term Loans for any consideration other than cash.

Governing Law	The laws of the State of New York.

Amendments to Existing 2025 Indentures

Amendment and 2025 Consent Solicitation	The Company shall solicit consents from holders of 2025 Notes to amend the Existing 2025 Indentures (and other consents and waivers to be agreed by the Company and the Majority Consenting Parties) (the “2025 Consent Solicitation”).

Holders participating in the 2025 Consent Solicitation shall provide consents to amend the Existing 2025 Indentures through supplemental indentures (the “2025 Supplemental Indentures,” and, the Existing 2025 Indentures as amended thereby, the “Amended 2025 Indentures,”) in a manner consistent with the terms of this term sheet (including the annexes hereto), including, for the avoidance of doubt, Annex A, and to provide that the negative covenants thereunder shall be the same as under the New Term Loan Facility except as otherwise specifically provided on Annex A, with appropriate modifications to reflect the lien priority status of the 2025 Notes after giving effect to the Transactions. In addition, the 2025 Supplemental Indentures will incorporate the Registered Exchange Offer Covenants described under the Superpriority Facility above.

Holders participating in the 2025 Consent Solicitation shall also provide the other consents and waivers agreed by the Company and the Majority Consenting Parties in connection with the 2025 Consent Solicitation.

For the avoidance of doubt, the 2025 Consent Solicitation may be conducted as an exchange and consent solicitation of existing 2025 Notes for new 2025 Notes having identical terms (except for CUSIP numbers and ISIN) and comprising the same series as existing 2025 Notes.

2025 Notes Transaction Premium	Holders of 2025 Notes that are Initial Eligible Consenting Parties and Other Eligible Consenting Parties shall, solely on account of 2025 Notes held as of the Record Date, be paid upon the Closing Date a transaction premium of 3.0% of the principal amount such 2025 Notes, paid in the form of additional 2025 Notes (the “2025 Transaction Premium”).

For the avoidance of doubt, in the event that applicable 2025 Notes are assigned or transferred in accordance with the terms of the Transaction Support Agreement, the 2025 Transaction Premium shall remain payable on account of such applicable 2025 Notes and be paid to the holder thereof as of the Closing Date.

Without duplication of any other 2025 Transaction Premium that is payable on the Closing Date, holders of 2025 Notes that provide their consent to the 2025 Consent Solicitation, in accordance with the applicable procedures specified therein, shall, solely on account of 2025 Notes held as of the expiration time for such solicitation (and not, for the avoidance of doubt, 2025 Notes that were held by Initial Eligible Consenting Parties and Other Eligible Consenting Parties on the Record Date), be paid the 2025 Transaction Premium upon the Closing Date.

For the avoidance of doubt, no 2025 Transaction Premium shall be paid more than once with respect to any 2025 Notes.

Guarantors	The Existing Guarantors and, subject to the Guaranty and Security Principles, the Foreign Obligors.

Collateral	The Domestic Collateral and, subject to the Guaranty and Security Principles, the Foreign Collateral, as described under “Collateral” for the Superpriority Facility.

Conditions Precedent to Closing	Substantially consistent with the corresponding provisions set forth in the Superpriority Facility (as if the Superpriority Facility were structured as a notes issuance).

Governing Law	The laws of the State of New York.

New 2L Indenture

Issuance	A new secured indenture having the lien priority described under “Collateral” for the Superpriority Facility (the “New 2L Indenture,” and the notes issued thereunder, the “New 2L Notes”).

Issuer	Diebold Nixdorf, Incorporated

Guarantors	The Existing Guarantors and, subject to the Guaranty and Security Principles, the Foreign Obligors.

2024 Consent Solicitation and Exchange Offer	The Company shall solicit consents from eligible holders of 2024 Notes to amend the Existing 2024 Indenture. Each eligible consenting holder of 2024 Notes will have the opportunity to exchange 100% of the principal amount of their 2024 Notes for New 2L Notes issued under the New 2L Indenture in an aggregate principal amount equal to 95% of the principal amount of the 2024 Notes so exchanged (such consent solicitation and exchange offer, the “2024 Consent Solicitation and Exchange Offer”).

Holders of 2024 Notes participating in the 2024 Consent Solicitation and Exchange Offer shall provide consents to amend the Existing 2024 Indenture through a supplemental indenture (the “2024 Supplemental Indenture,” and the Existing 2024 Indenture as amended thereby, the “Amended 2024 Indenture”) in a manner consistent with the terms of this term sheet (including the annexes hereto), with appropriate modifications to reflect the priority status of the 2024 Notes after giving effect to the Transactions.

Holders of 2024 Notes participating in the 2024 Consent Solicitation and Exchange Offer shall also provide the other consents and waivers agreed by the Company and the Majority Consenting Parties in connection with the 2024 Consent Solicitation and Exchange Offer. The 2024 Consent Solicitation and Exchange Offer shall also provide for additional terms~~, including early tender premiums,~~ reasonably acceptable to the Company and the Majority Consenting Parties~~.~~ , including the early tender premium described under “2024 Notes Transaction Premium,” below.

2024 Notes Transaction Premium	Holders of 2024 Notes that are Initial Eligible Consenting Parties and Other Eligible Consenting Parties shall, solely on account of 2024 Notes held as of the Record Date, be paid upon the Closing Date a transaction premium of 5.0% of the principal amount of such 2024 Notes (excluding any Exempt Notes), paid in the form of New 2L Notes (the “2024 Transaction Premium”).

For the avoidance of doubt, in the event that applicable 2024 Notes are assigned or transferred in accordance with the terms of the Transaction Support Agreement, the 2024 Transaction Premium shall remain payable on account of such applicable 2024 Notes and be paid to the holder thereof as of the Closing Date.

Without duplication of any other 2024 Transaction Premium that is payable on the Closing Date, holders of 2024 Notes that tender their 2024 Notes on or prior to the early tender deadline specified in the 2024 Offering Memorandum in accordance with the procedures set forth therein, shall, solely on account of 2024 Notes held as of such early tender deadline (and not, for the avoidance of doubt, 2024 Notes that were held by Initial Eligible Consenting Parties and Other Eligible Consenting Parties on the Record Date), be paid the 2024 Transaction Premium upon the Closing Date. The 2024 Transaction premium will also be payable to holders that participate in the Registered Exchange Offer within the deadline to be specified therein.

For the avoidance of doubt, no 2024 Transaction Premium shall be paid more than once with respect to any 2024 Notes.

Interest Rate	8.5%, with interest to be paid-in-kind (“PIK”) through July 15, 2025, and with the Company having the option thereafter to pay interest at 8.5% in cash or 12.5% PIK; provided that the interest rate shall be subject to increase as provided in the section titled “Governance” below.

Default Rate	Same as 2024 Notes.

Maturity Date	October 15, 2026

Call Protection	The New 2L Notes will be callable at par; provided that a Make-Whole Amount (to be defined in a manner acceptable to the Majority Consenting Parties and the Company with customary T+50bps present value discounting) will be payable in the event of a bankruptcy filing or other insolvency event by the Company or any of the Guarantors of the New 2L Notes, any foreclosure, exercise of remedies and/or sale of Collateral securing the New 2L Notes following an event of default or the sale of Collateral securing the New 2L Notes in an insolvency proceeding, any restructuring, reorganization or compromise of the obligations under the New 2L Indenture or any other termination of the New 2L Indenture or New 2L Notes as a result of any such events.

Stapled Warrants	~~Warrants~~Units (the “~~Warrants~~Units”) shall be issued and granted on the Closing Date in connection with the issuance of the New 2L Notes~~.~~, which Units will be comprised of New 2L Notes and warrants (the “Warrants”). The Warrants in the aggregate shall, upon their full exercise, represent 19.99% of the outstanding common stock of the Company, calculated in accordance with applicable NYSE rules.

The Warrants shall be allocated on a pro rata basis based on holdings of New 2L Notes. Prior to April 1, 2024, the Warrants may not be sold, transferred or assigned to any person by the holder of the Warrants separate from, and independent of, the corresponding New 2L Notes (and the Warrants and the New 2L Notes, including any and all accrued PIK interest, shall trade as a single ~~unit~~Unit under a single CUSIP until April 1, 2024, at which time the underlying Notes and Warrants will trade separately under separate CUSIPs, and upon and after which time the Warrants may be exercised (the “Unit Split Date”)). Any Equity Issuance Prepayment of New 2L Notes (including any and all accrued PIK interest thereon) prior to April 1, 2024 shall result in the immediate cancellation of the Warrants attached thereto. In addition, any refinancing or redemption of New 2L Notes (including any and all accrued PIK interest thereon) in connection with a change of control or sale of all or substantially all of the Company’s assets prior to April 1, 2024 shall result in the immediate cancellation of the Warrants attached thereto. In the event of any other repayment, repurchase, redemption or other retirement of the New 2L Notes, the Warrants shall not be cancelled and shall immediately detach and be freely transferrable. On and after April 1, 2024, the Warrants shall be detachable from the New 2L Notes and shall be freely transferable as of April 1, 2024 (subject to applicable securities laws). The number of Warrants attached to each Unit shall be proportionally adjusted to reflect the issuance of additional Units upon consummation of the Registered Exchange Offer.

The exercise price for the Warrants shall be equal to $0.01. The Warrants may be exercised at any time on and after April 1, 2024 and prior to their expiration date. The Company shall use commercially reasonable efforts to ~~provide that stock received upon exercise shall be issued in a registered transaction.~~file a resale registration statement with the SEC covering the shares underlying the Warrants on or prior to March 1, 2024 and thereafter use commercially reasonable efforts to effect such registration (subject to applicable securities laws) by April 1, 2024. The Warrants will expire on the date that is 5 years after the Closing Date.

Additional terms and conditions with respect to the Units shall be documented in a unit agreement that shall set forth the rights described herein and other customary terms and conditions as may be reasonably agreed by the Majority Consenting Parties and the Company.

Additional terms and conditions with respect to the Warrants shall be documented in a Warrant Agreement that shall set forth the rights described herein and other customary terms and conditions as may be reasonably agreed by the Majority Consenting Parties and the Company (the “Warrant Agreement”). The Warrant Agreement will provide that (i) the Warrants shall not vote with shareholders on an as-converted basis until exercised and (ii) holders of Warrants shall exercise such Warrants in accordance with Ohio law.

Resale Registration	The company will provide customary resale registration rights with respect to the Units and to the extent included in the Registered Exchange Offer the Warrants and the New 2L Notes and will use commercially reasonable efforts to file a resale registration statement and effect such registration with respect to such securities no later than June 30, 2023.

Collateral	The Domestic Collateral and, subject to the Guaranty and Security Principles, the Foreign Collateral, as described under “Collateral” for the Superpriority Facility.

Mandatory Prepayments	Limited to change of control and asset sale offers, provided that no such offers may be made unless the obligations under the Superpriority Facility, the New Term Loans and the 2025 Notes are discharged in full in cash unless such offer is made with Declined Proceeds with respect to the Superpriority Facility, the New Term Loan Facility and the Amended 2025 Indentures.

Voluntary Prepayments	Subject to the terms of the Superpriority Facility, the New Term Loan Facility and the Amended 2025 Indentures, the Company shall be permitted to prepay the New 2L Notes at any time, in minimum principal amounts to be agreed upon, without premium or penalty.

The Superpriority Facility, the New Term Loan Facility and the Amended 2025 Indentures shall provide that the Company will be permitted to use up to $100 million of proceeds from new equity issuances consummated on or after the Closing Date to repay, repurchase or redeem the New 2L Notes (an “Equity Issuance Prepayment”). An Equity Issuance Prepayment and/or a refinancing or redemption in connection with a change of control or sale of all or substantially all of the assets of the Company prior to April 1, 2024 shall result in the automatic cancellation of the Warrants (with no further preypayment premium or other fee) attached to the New 2L Notes being prepaid or refinanced.

For the avoidance of doubt, no other prepayment or refinancing of the New 2L Notes shall result in the cancellation of any Warrants, and in the event such prepayment or refinancing is permitted to occur, the Unit Split Date shall be deemed to have occurred on such date, and the Warrants shall continue to exist as a separate security, and the Company shall use commercially reasonable efforts to ensure that the Warrants trade under a standalone CUSIP.

Documentation	Consistent with the Existing 2025 Indentures, with appropriate modifications to reflect the terms of this term sheet (including the annexes hereto) and the priority status of the New 2L Notes.

Affirmative Covenants	Consistent with the Existing 2025 Indentures, with appropriate modifications to reflect the terms of this term sheet (including the annexes hereto) and the priority status of the New 2L Notes.

Negative Covenants	Consistent with the Existing 2025 Indentures, with appropriate modifications to reflect the terms of this term sheet (including the annexes hereto) and the priority status of the New 2L Notes.

Events of Default	Consistent with the Existing 2025 Indentures, with appropriate modifications to reflect the terms of this term sheet (including the annexes hereto) and the priority status of the New 2L Notes.

Conditions Precedent to Closing of the Units	Substantially consistent with the corresponding provisions set forth in the Superpriority Facility (as if the Superpriority Facility were structured as a notes issuance).

Voting/Required Holders	Consistent with the Existing 2025 Indentures, with appropriate modifications to reflect the terms of this term sheet (including the annexes hereto) and the priority status of the New 2L Notes.

Governing Law	The laws of the State of New York.

ABL Facility and Existing Revolver

Facility	A new senior secured asset-based loan facility (the “ABL Facility”) in an aggregate principal amount of $250 million syndicated by JP Morgan.

Interest Rate	SOFR+250-300bps

Maturity	July 20, 2026 (with 91 day springing maturity inside the Superpriority Facility, the New Term Loan Facility and the Amended 2025 Indentures based on thresholds of outstanding debt to be agreed)

Collateral	As described under “Collateral” for the Superpriority Facility.

Other Provisions	The terms of the ABL Facility shall be reasonably acceptable to the Majority Consenting Parties.

Existing Revolver Treatment	All holders of the Existing Revolver Exposure will have the opportunity to exchange their Existing Revolver Exposure at par into the ABL Facility (such exchange, the “Revolver Exchange”).

Holders of Existing Revolver Exposure that do not participate in the Revolver Exchange will have such Existing Revolver Exposure left outstanding with documentation and collateral changes as specified under “Certain Amendments” below.

The Company shall terminate any undrawn revolving commitments remaining under the Existing Credit Agreement on the Closing Date.

Existing Credit Agreement Amendment and 2024 Supplemental Indenture

Certain Amendments	The holders participating in the Term Loan Exchange and the Revolver Exchange will execute an amendment to the Existing Credit Agreement (the “Existing Credit Agreement Amendment,” and the Existing Credit Agreement as so amended, the “Amended Existing Credit Agreement”). Pursuant to the 2024 Consent Solicitation and Exchange Offer, holders of 2024 Notes will be solicited to provide consents to amend the Existing 2024 Indenture through the 2024 Supplemental Indenture.

The Existing Credit Agreement Amendment and the 2024 Supplemental Indenture shall be in form and substance reasonably satisfactory to the Majority Consenting Parties and shall, among other things, (i) allow the Transactions (as defined below) to be consummated, (ii) remove substantially all negative covenants, mandatory prepayments with respect to the term loans or notes thereunder and certain other provisions to be reasonably agreed that may be removed with the consent of the requisite lenders or holders under the applicable debt document (and under applicable law, including the Trust Indenture Act of 1939), (iii) direct the administrative agent, collateral agent or trustee, as applicable, to enter into one or more intercreditor agreements in form and substance reasonably satisfactory to the Majority Consenting Parties (the “Intercreditor Agreements”) establishing the priorities described under “Collateral” for the Superpriority Facility, (iv) direct the administrative agent, collateral agent or trustee, as applicable, to release the liens securing the obligations under the Existing Credit Agreement on the ABL Priority Collateral, the Foreign Collateral and certain other assets to be agreed between the Majority Consenting Parties and the Company, (v) with respect to the ~~2024 Supplemental Indenture, extend the grace period under the Existing 2024 Indenture applicable to the defaults in payment of interest to run through the maturity date thereof~~Existing Credit Agreement Amendment, add in the definition of “Excluded Assets” any assets transferred, directly or indirectly, from a Foreign Obligor or direct or indirect subsidiary thereof to any Existing Guarantor after the Closing Date and any proceeds or replacements of any such transferred assets and (vi) provide for other terms or consents mutually and reasonably acceptable to the Company and the Majority Consenting Parties.

Additional Terms

Implementation	The transactions set forth herein (collectively, the “Transactions”) will be implemented as follows:

(a) Immediately prior to the closing of the Transactions, the Company shall have completed the 2025 Consent Solicitation and the 2024 Consent Solicitation and Exchange Offer;

(b)   Immediately prior to the closing of the Transactions, the applicable Consenting Parties, the Company and the agents and/or trustees under the Existing Credit Agreement, Existing 2025 Indentures and Existing 2024 Indenture will enter into the Amendments, 2L Indenture, and issue New 2L Notes;

(c)   Following the effectiveness of the Existing Credit Agreement Amendment, the Company will offer holders of Existing Revolver Exposure and Existing Term Loans who are Consenting Parties the opportunity to participate in the Revolver Exchange and/or the Term Loan Exchange, as applicable, on the terms set forth herein. Concurrently with the closing of the Exchanges, the agents or trustees for the Superpriority Facility, the ABL Facility, the New Term Loan Facility, the Amended 2025 Indentures, the New 2L Indenture and the Existing Credit Agreement will enter into the Intercreditor Agreements; and

(d)   Concurrently with the closing of the Revolver Exchange, Term Loan Exchange, 2025 Consent Solicitation and 2024 Consent Solicitation and Exchange Offer (collectively, the “Exchanges”), the Superpriority Lenders will fund the new-money Superpriority Facility on the terms and conditions set forth herein and in the Superpriority Loan Documents.

Paydown	The Company shall repay (with no premium or penalty) the New Term Loans on a pro rata basis (i) on the Closing Date, at par in an amount equal to 15% of the principal amount of Existing Term Loans that participate in the Term Loan Exchange, (ii) on December 31, 2023, at par in an amount equal to 5% of the principal amount (at the time of the Term Loan Exchange) of Existing Term Loans that participated in the Term Loan Exchange, subject in the case of clause (ii) to pro forma liquidity (tested on a trailing 10-day average and based on global cash or cash equivalents, and unused availability under the ABL Facility) on December 31, 2023 in excess of $250 million (the “Liquidity Condition”) and (iii) solely in the event the repayment in clause (ii) is not made as a result of the Liquidity Condition not being satisfied, on December 31, 2024, at par in an amount equal to 5% of the principal amount (at the time of the Term Loan Exchange) of Existing Term Loans that participated in the Term Loan Exchange, subject to the Liquidity Condition (tested on a trailing 10-day average and based on global cash or cash equivalents, and unused availability under the ABL Facility) measured on a pro forma basis on December 31, 2024 (together, the “New Term Loan Paydown”).

Any cash used to pay, prepay, repay, satisfy, purchase, exchange, redeem, retire, acquire, defease, cancel, or terminate the Excess Stub Notes (including any payment of interest, fees, or principal on account of such Excess Stub Notes) shall be deemed to not reduce liquidity for purposes of determining the Liquidity Condition in connection with the New Term Loan Paydown.

Governance	Prior to the Closing Date, the Company shall identify two individuals acceptable to the Ad Hoc Group with significant financial expertise who shall be nominated by the Company as candidates to the existing board of directors of the Company (i.e., to succeed two existing directors) at the next board of directors election. In the event that such individuals are either not so nominated or fail to be elected by the Company’s shareholders, the interest rate then applicable (and any interest rate that may be applicable thereafter) on the New 2L Notes shall increase by 250bps (in the form of PIK).

Fees and Expenses & Indemnification	The Company and the Guarantors under the Superpriority Facility will indemnify the Ad Hoc Group and the Term Loan Group and its representatives (including its counsel and financial advisor) for all claims related to or arising from the Transactions on terms reasonably acceptable to the Ad Hoc Group, the Term Loan Group and the Company, other than such claims arising from gross negligence, bad faith or willful misconduct.

The fees and expenses incurred by the Ad Hoc Group (including the fees and expenses of Davis Polk & Wardwell LLP and Houlihan Lokey Capital, Inc.) and the Term Loan Group (including the fees and expenses of PJT Partners, Inc. and Gibson, Dunn & Crutcher LLP) in connection with the Transactions will be paid by the Company, whether incurred prior to, on, or following the Closing Date.

Tax Treatment	Notwithstanding anything to the contrary herein, Majority Consenting Parties and the Company will structure the Transactions in a mutually acceptable tax efficient manner, including with respect to income tax and withholding tax consequences of the Transactions to holders and the Company, and support mutually acceptable tax positions, provided such positions are reasonable. The Company will provide a gross up, subject to customary exceptions, in respect of any applicable non-US withholding tax.

Annex A

Other Terms

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